SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of Commission
    Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to
    240.14a-11(c) or 240.14a-12

              The Reader's Digest Association, Inc.
        (Name of Registrant as Specified In Its Charter)



  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-
    11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or Investment
    Company Act Rule 20a-1(c).
[ ] $500 per each party to the
    controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per
    Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined:

   4)  Proposed maximum aggregate value of transaction:

[ ]    Fee paid previously with preliminary materials.

[ ] Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

   2)  Form, Schedule or Registration Statement No.:

   3)  Filing Party:

   4)  Date Filed:

[Reader's Digest Logo]








                                               September 28, 1994




Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of The Reader's Digest Association, Inc. to be held at 10:00 a.m. on Friday, November 11, 1994, at the Sheraton Stamford Hotel, One First Stamford Place, Stamford, Connecticut. Driving directions and a map showing how to reach the Sheraton Stamford appear on the last page of the accompanying Proxy Statement.

     The accompanying Notice of Meeting and Proxy Statement describe the matters to be considered and voted upon at the Meeting. In addition to consideration of these matters, there will be a report to stockholders on the affairs of the Company, and stockholders will have an opportunity to discuss matters of interest concerning the Company.

     Although only holders of the Company's Class B Voting Common
Stock are entitled to vote at the Meeting, we invite all stockholders of the Company, including the holders of the Company's Class A Nonvoting Common Stock, to attend.

     If you are entitled to vote at the Meeting, it is important that your shares be represented, whether or not you plan to attend the Meeting personally. To ensure that your vote will be received and counted, please promptly complete, date and return your proxy in the enclosed return envelope, whether or not you plan to attend the meeting in person.


                        Sincerely yours,




          GEORGE V. GRUNE                 JAMES P. SCHADT
          George V. Grune                 James P. Schadt
       Chairman of the Board            President and Chief
                                         Executive Officer












          NOTICE OF 1994 ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders:

     The Annual Meeting of Stockholders of The Reader's Digest Association, Inc. (the "Company") will be held at the Sheraton Stamford Hotel, One First Stamford Place, Stamford, Connecticut, on Friday, November 11, 1994 at 10:00 a.m., New York time, to consider and take action on the following matters:

          (a)   election of Directors of the Company;

          (b)   a proposal to approve The Reader's Digest
                Association, Inc. 1994 Key Employee Long Term
                Incentive Plan;

          (c) a proposal to approve the business criteria, maximum amount and eligible employees for performance units under The Reader's Digest Association, Inc. 1994 Key Employee Long Term Incentive Plan;

          (d)   a proposal to approve The Reader's Digest
                Association, Inc. Employee Stock Purchase Plan
                (Amendment and Restatement as of July 8, 1994);
                and

          (e) transaction of such other business as may properly come before the Meeting.

     Only holders of record of the Company's Class B Voting Common Stock at the close of business on September 19, 1994 are entitled to notice of, to attend and to vote at, the Meeting. Holders of the Company's Class A Nonvoting Common Stock on the record date are also welcome to attend the Meeting.

                                  By   Order  of  the  Board   of
                                  Directors:



                                  CONNIE K. BECK
                                  Connie K. Beck
                                  Vice President, Corporate
                                  Secretary and Associate General
                                  Counsel

September 28, 1994
                         PROXY STATEMENT


                       GENERAL INFORMATION

Annual Meeting Time and Location

     The Annual Meeting of Stockholders of The Reader's Digest Association, Inc. (the "Company") will be held at the Sheraton Stamford Hotel, One First Stamford Place, Stamford, Connecticut, on Friday, November 11, 1994 at 10:00 a.m., New York time. Driving directions and a map showing how to reach the Sheraton Stamford appear on the last page of this Proxy Statement.

Principal Executive Offices of the Company

     The principal address of the executive offices of the Company is Pleasantville, New York, 10570.

Meeting Admittance Procedures

     Attendance at the Meeting will be limited to stockholders of record on the record date (as defined below), or their duly appointed proxy holders (not to exceed one per stockholder). If you or your proxy holder plans to attend the Meeting, please return the longer portion of the enclosed admission card. Your name will then be placed on an admission list held at the entrance to the Meeting. Please save the shorter portion of the admission card. You will have to present the shorter portion of the admission card to gain entrance to the Meeting.

     If you plan to attend the Meeting and vote your shares in person, but your shares are held in the name of a broker, trust, bank or other nominee, you should also bring with you a proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares.

Securities Entitled to be Voted at the Meeting; Record Date

     The only securities entitled to be voted at the Meeting are shares of the Company's Class B Voting Common Stock (the "Class B Voting Common Stock"), and only holders of record at the close of business on September 19, 1994 (the record date) are entitled to vote. The Class B Voting Common Stock is entitled to one vote per share. On September 19, 1994, 21,515,159 shares of Class B Voting Common Stock were outstanding.

     The Class A Nonvoting Common Stock is not entitled to be voted at the Meeting. Holders of Class A Nonvoting Common Stock are receiving this Proxy Statement for information purposes only and will not receive a proxy card.

Proxies Solicited by the Board of Directors

     This Proxy Statement, and the proxy card that accompanies the Proxy Statement to the holders of the Class B Voting Common
Stock, are first being sent or given to stockholders on or about
September 28, 1994.

     The accompanying proxy card is solicited by the Board of Directors of the Company. It may be revoked by written notice given to the Corporate Secretary of the Company at any time before being voted. Proxies in this form, properly executed, duly returned to the Company and not revoked, will be voted for the election of Directors (except to the extent that authority therefor is withheld) in accordance with the instructions in the proxy. Presence at the meeting does not of itself revoke the proxy.

     The Company will bear the cost of the solicitation of proxies pursuant to this Proxy Statement, including reimbursement of brokers and other persons holding stock in their names, or in the names of nominees, at approved rates, for their expenses for sending proxy material to principals and obtaining their proxies. The Company has retained Morrow & Co., Inc. to solicit proxies on behalf of management for an estimated fee of $3,500, plus reimbursement of reasonable out-of-pocket expenses. In addition, proxies may be solicited personally, or by mail, telephone or electronic transmission, by regular employees of the Company without additional compensation.

Vote Tabulation

     Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" have the same effect as votes against proposals presented to stockholders other than election of directors. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     As a matter of Company practice, the tabulation of stockholder votes at the Annual Meeting of Stockholders is to be made on a confidential basis by independent third parties and certain employees of the Company involved in the tabulation process. Each stockholder proxy card, ballot and the votes specified thereon are to be kept confidential until the final vote is tabulated, except that disclosure may be made as required by applicable law, in the case of proxy cards containing a stockholder comment or question, and in the event of a contested proxy solicitation.


                      ELECTION OF DIRECTORS

Nominees

     The Board of Directors consists of 10 members who are elected annually to hold office until the next Annual Meeting or until their successors are duly elected and qualified. The election of directors is shown on the accompanying proxy as Proposal 1. The affirmative vote of a plurality of the votes cast by the holders of the Class B Voting Common Stock present in person or represented by proxy and entitled to vote thereon is necessary to elect a Director. If no contrary indication is made, proxy cards in the accompanying form are to be voted for the nominees named below or, in the event any such nominee is not a candidate or is unable to serve as a Director at the time of the election (which is not now expected), for any nominee who shall be designated by the Board of Directors to fill such vacancy.
All nominees named below are incumbent members of the Board of Directors.

     Set forth below opposite the name and age of each nominee are the nominee's present positions and offices with the Company, the year in which the nominee was first elected a Director of the Company and the nominee's principal occupations during the past five years.

                                    Positions and Offices With the Company and
         Name and Age            Principal Occupations During the Past Five Years
 George V. Grune  (65)         Mr. Grune is Chairman of the Board of the Company.
                               He served as Chairman and Chief Executive Officer
                               from 1984 through July 1994, when he retired as Chief
                               Executive Officer upon reaching age 65.  Mr. Grune
                               has been a member of the Board of Directors of the
                               Company since 1976.  He joined the Company in 1960.
                               Mr. Grune serves on the boards of directors of Avon
                               Products, Inc., Chemical Banking Corporation, CPC
                               International, Inc., and Federated Department Stores,
                               Inc.

                                    Positions and Offices With the Company and
         Name and Age            Principal Occupations During the Past Five Years
 James P. Schadt  (56)         Mr. Schadt was elected Chief Executive Officer of
                               the Company effective August 1994 and continues as
                               President.  He joined the Company as President and
                               Chief Operating Officer and was elected to the Board
                               of Directors of the Company in September 1991.  He
                               was a member of the board of directors of Cadbury
                               Schweppes plc of London and Chief Executive Officer
                               of its worldwide beverage business, Cadbury
                               Beverages, Inc., from 1986 through July 1991.

 Melvin R. Laird  (72)         Mr. Laird has been a member of the Board of
                               Directors of the Company since 1990.  He has served
                               as Senior Counsellor since 1974 and was elected to
                               the additional position of Vice President in 1989.
                               Mr. Laird joined the Company in 1974.  Mr. Laird
                               serves as Chairman of the Board of Directors of
                               COMSAT Corporation and is also a director of IDS
                               Mutual Fund Group, Martin Marietta Corporation,
                               Metropolitan Life Insurance Company, Northwest
                               Airlines, Inc. and Science Applications
                               International Corporation.

 William G. Bowen  (60)        Dr. Bowen has been a member of the Board of
                               Directors of the Company since 1985.  He has been
                               the President of The Andrew W. Mellon Foundation
                               since 1988 and was President of Princeton University
                               from 1972 to 1988.  Dr. Bowen also serves on the
                               boards of directors of American Express Company and
                               Merck & Co., Inc.

 Lynne V. Cheney  (53)         Dr. Cheney joined the Board of Directors in January
                               1993.  She has been W.H. Brady, Jr. Distinguished
                               Fellow of the American Enterprise Institute for
                               Public Policy Research since January 1993, and
                               served as Chairman of the National Endowment for the
                               Humanities from May 1986 to January 1993.  Dr.
                               Cheney is also a director of IDS Mutual Fund Group,
                               The Interpublic Group of Companies, Inc. and
                               Lockheed Corporation.

 M. Christine DeVita  (44)     Ms. DeVita has been President of the DeWitt Wallace-
                               Reader's Digest Fund, Inc. and the Lila Wallace-
                               Reader's Digest Fund, Inc.  since June 1989, having
                               served as executive director from 1987.  From 1984
                               to 1987, Ms. DeVita was a deputy general counsel of
                               the Company.

 James E. Preston  (61)        Mr. Preston joined the Board of Directors in July
                               1994.  He became Chairman of the Board of Avon
                               Products, Inc. in January 1989 and has been Chief
                               Executive Officer since 1988, holding the additional
                               position of President from 1988 until November 1993.
                               Mr. Preston also serves on the boards of directors
                               of The ARA Group, Inc. and Woolworth Corporation.

 Robert G. Schwartz  (66)      Mr. Schwartz has been a member of the Board of
                               Directors of the Company since 1989.  He retired in
                               April 1993 as Chairman of the Board, President and
                               Chief Executive Officer of Metropolitan Life
                               Insurance Company, having served in that position
                               since September 1989.  Mr. Schwartz also serves on
                               the boards of directors of COMSAT Corporation,
                               Consolidated Edison Co. of New York, Inc., CS First
                               Boston, Inc., Lone Star Industries, Inc., Lowe's
                               Companies, Inc., Mobil Corporation and Potlatch
                               Corporation.

                                    Positions and Offices With the Company and
         Name and Age            Principal Occupations During the Past Five Years
 Walter V. Shipley  (58)       Mr. Shipley has been a member of the Board of
                               Directors of the Company since 1989.  He became
                               Chairman and Chief Executive Officer of Chemical
                               Banking Corporation in January 1994, having served as
                               its President since its merger with Manufacturers
                               Hanover Corporation in December 1991.  He had been
                               Chairman of the Board and Chief Executive Officer of
                               Chemical Banking Corporation since 1983.  Mr. Shipley
                               also serves on the boards of directors of Champion
                               International Corporation and NYNEX Corporation.

 C.J. Silas  (62)              Mr. Silas has been a member of the Board of Directors
                               of the Company since April 1992.  He retired in May
                               1994 as Chairman and Chief Executive Officer of
                               Phillips Petroleum Company, positions he had held
                               since 1985.  Mr. Silas is a Director of COMSAT
                               Corporation and Halliburton Company.

Board of Directors and Committees

     During the Company's fiscal year ended June 30, 1994, its Board of Directors held 12 meetings. The Board of Directors of the Company has an Audit Committee, a Compensation & Nominating Committee, a Finance Committee and a Public Policy Committee.

     The Audit Committee, which met twice during the 1994 fiscal year, is comprised of Drs. Bowen (Chairman) and Cheney, Ms. DeVita and Mr. Shipley. Its functions include recommending annually to the Board of Directors a firm of independent accountants to audit and review the Company's books and records and approving the scope of such firm's audit; reviewing the adequacy of the Company's internal controls and auditing procedures; reviewing the appropriateness of and effect of changes in the Company's accounting principles and auditing procedures; reviewing the Company's ethics policies and procedures; and reviewing, approving and recommending to the Board the Company's annual financial statements.

     The Compensation & Nominating Committee, which met four times during the last fiscal year, consists of Mr. Schwartz (Chairman), Dr. Bowen and Mr. Silas. Its functions include administering certain employee benefit plans; recommending the amount and form of any contribution to The Reader's Digest Employees Profit-Sharing Plan; reviewing the compensation levels and programs for officers and key personnel and determining incentive compensation for employees of the Company and its subsidiaries; and reviewing and recommending candidates and nominees for election to the Board of Directors.

     The Finance Committee, which met twice during the 1994 fiscal year, is comprised of Messrs. Silas (Chairman), Laird and Shipley. The Finance Committee's functions include overseeing the financial affairs of the Company, such as the Company's investment policies and programs and those of its employee benefit plans; and advising the Board with respect to corporate financial policies and procedures, dividend policy, financing plans and budgets, foreign exchange management, tax planning and insurance coverage.

     The Public Policy Committee, which met three times during the last fiscal year, consists of Dr. Cheney (Chairman), Ms. DeVita and Mr. Schwartz. Its functions include advising the Board and management on matters of public and social policy affecting the Company; reviewing and monitoring regulations governing employment practices and policies; reviewing material litigation; reviewing the Company's philanthropic activities; and reviewing investor relations, public relations, and consumer and government affairs matters.

     Each Director who is not an officer or employee of the Company or of one of its subsidiaries receives an annual retainer of $32,000 each fiscal year for services as a Director. In addition, such Directors receive a fee of $1,000 for each Board or Committee meeting attended in person or by telephone ($1,500 for the Chairman of the Committee) and are reimbursed for their reasonable expenses of attending such meetings and otherwise in connection with their duties as Directors. Each such Director who serves for more than five years will, upon retirement from the Board, continue to receive annually compensation in the amount of the Director's retainer in effect at the time of retirement.

     Under the Deferred Compensation Plan for Non-Employee Directors of The Reader's Digest Association, Inc., non-employee Directors are eligible to defer payment of 50%, 75% or 100% of their annual retainer for certain established deferral periods. Deferred annual retainers are credited to an unfunded account for each participant, on which interest accrues at a rate determined by a committee comprised of employee Directors. Payment of the deferred annual retainer will be made, at the election of the participant, in a lump sum or in annual installments of from one to 10 years.


                    EQUITY SECURITY OWNERSHIP

Principal Stockholders

     The following table shows, based on information reported to the Company by or on behalf of such persons, the ownership, as of September 19, 1994, of the Company's voting securities by the only persons known to the Company to be the beneficial owners of more than five percent of the Class B Voting Common Stock, the only class of voting securities of the Company outstanding:

                                                       Amount and nature
        Name and address of beneficial owner        of beneficial ownership           Percent of class

     DeWitt Wallace-Reader's Digest Fund, Inc.   7,750,000 shares                          36.02%
     261 Madison Avenue                          (sole voting and investment
     New York, NY  10016 <F1>                    power)

     Lila Wallace-Reader's Digest Fund, Inc.     7,750,000 shares                          36.02%
     261 Madison Avenue                          (sole voting and investment
     New York, NY  10016 <F1>                    power)
___________

<F1>
(1) As of September 19, 1994, the DeWitt Wallace-Reader's Digest Fund, Inc. also owned 6,117,240 shares of Class A Nonvoting Common Stock, which, together with its holding of Class B Voting Common Stock, represented 12.20% of the total outstanding common stock of the Company. The Lila Wallace-Reader's Digest Fund, Inc. also owned 2,439,558 shares of Class A Nonvoting Common Stock, which, together with its holding of Class B Voting Common Stock, represented 8.96% of the total outstanding common stock of the Company.

     The By-Laws of each of the DeWitt Wallace-Reader's Digest Fund, Inc. and the Lila Wallace-Reader's Digest Fund, Inc. (collectively, the "Funds" and each a "Fund") provide for eight members and a board consisting of eight directors. The By-Laws also require that, during any period in which the Fund owns, directly or beneficially, 20% or more of the voting stock of the Company, one half of the members and one half of the directors must be persons who are certain "Designated Employees" of the Company or the Fund and the other half of the members and directors of the Fund must be persons who are neither Designated Employees nor employees of the Company. The By-Laws further provide that any Designated Employee member or director who ceases to be a Designated Employee of the Company or the Fund automatically ceases to be a member or director of the Fund, as the case may be, although that person would still be eligible for election as a non-Designated Employee member or director.

     Messrs. Grune, Schadt and Laird and Ms. DeVita are currently the Designated Employee members and directors of each of the Funds. Dr. Bowen, Messrs. Shipley and Silas and Laraine S. Rothenberg are currently the non-Designated Employee members and directors of each of the Funds.

     The By-Laws of each of the Funds provide that, with certain exceptions, the quorum and vote required for action by the board of directors of the Fund is a majority of the entire board, and the quorum and vote required for action by the members is a majority of all the members.

     It has been the intention of the Company to make annual contributions to The Reader's Digest Employees Profit-Sharing Plan of previously unissued Class B Voting Common Stock at the rate of approximately 2% of the Class B Voting Common Stock per year. The Company's objective is that the plan would hold up to 20% of the Class B Voting Common Stock, or approximately 4% of the equity in common stock of the Company, if contributions were to continue through fiscal 1999. As of September 19, 1994, approximately 7.04% of the outstanding Class B Voting Common Stock is held by the plan.

     In order to avoid the imposition of excise taxes, commencing in the year 2000 the Funds together may not own more than 50% of the voting stock or value of the Company. Accordingly, the Funds must reduce their aggregate holdings of Class B Voting Common Stock to 50% by the year 2000. The Funds presently own approximately 72% of the outstanding Class B Voting Common Stock. If 20% of the total Class B Voting Common Stock were issued to The Reader's Digest Employees Profit-Sharing Plan, the Funds would be required to dispose of 3,000,000 shares of Class B Voting Common Stock by the year 2000, in order to avoid the imposition of excise taxes. No determination has been made at this time as to the manner in which further reductions in ownership of Class B Voting Common Stock will be effected. The Funds intend to retain 50% of the Class B Voting Common Stock.

Directors, Nominees and Officers

     The following table shows, as to the current Directors and nominees individually, the Named Executive Officers (as listed in the Summary Compensation Table) and the current Directors and officers of the Company as a group, the equity securities of the Company and its subsidiaries that were beneficially owned by them as of September 19, 1994.

                                                       Shares of
                                                   Class A Nonvoting
               Name of beneficial owner<F1><F2>       Common Stock

            George V. Grune                             276,100 <F3>
            James P. Schadt                              33,823 <F4>
            Melvin R. Laird                              11,000
            William G. Bowen                                500
            Lynne V. Cheney                                 640
            M. Christine DeVita                           1,000
            James E. Preston                              1,000
            Robert G. Schwartz                            2,000
            Walter V. Shipley                             1,000
            C.J. Silas                                    1,000
            Kenneth A.H. Gordon                          67,000 <F5>
            Anthony W. Ruggiero                          37,791 <F5>
            Thomas M. Kenney                             69,495 <F5>
            All Directors, nominees and
            officers as a group (30 persons)            826,697 <F3><F4><F5>

______________
[FN]
<F1>
(1) "Beneficial ownership" has been determined in accordance with rule 13d-3 under the Securities Exchange Act of 1934. Each Director, nominee or officer had voting and investment power over the shares shown, except as noted below. Each Director, nominee or Named Executive Officer individually, and the Directors and officers as a group, beneficially owned less than one percent of the total issued and outstanding shares of Class A Nonvoting Common Stock.
<F2>
(2) Other than as indicated in Note (5) below, no Director, nominee or officer holds any shares of Class B Voting Common Stock or any shares of preferred stock of the Company.
     Messrs. Grune, Schadt, Laird, Bowen, Shipley and Silas and Ms. DeVita are members and directors of the Funds, which together beneficially own 9.28% of the Class A Nonvoting Common Stock and 72.04% of the outstanding Class B Voting Common Stock.
     See Principal Stockholders.

<F3>
(3) Does not include 1,000 shares owned by Mr. Grune's wife, as to which Mr. Grune disclaims beneficial ownership.
<F4>
(4) Does not include 14,400 restricted shares granted by the Company, with respect to which the restrictions have not yet lapsed.
<F5>
(5) Includes shares of Class A Nonvoting Common Stock underlying presently exercisable stock options as follows: Mr. Gordon, 45,000; Mr. Ruggiero, 27,750; Mr. Kenney, 64,000; all
     Directors, nominees and officers, 360,275. Does not include 45,163 shares of Class B Voting Common Stock over which members of the group have voting authority as a result of their participation in The Reader's Digest Employees Profit-Sharing Plan.
[/FN]
                     EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information for each of the fiscal years ended June 30, 1994, 1993 and 1992 concerning the compensation of the Company's chief executive officer and its four next most highly compensated executive officers
(collectively, the "Named Executive Officers").

                                                 Annual compensation                 Long-term compensation
                                                                                     Awards<F1>           Payouts
                              Fiscal                                                                                    All
                               year                                            Restricted                              other
                               ended                                              stock       Options/      LTIP     compensa-
Name and principal position   June 30     Salary      Bonus       Other<F2>       award         SARs      payouts     tion<F2>
George V. Grune              1994         $887,308    $650,000   $632,421<F4>                42,000        $872,800  $30,000<F5>
Chairman and Chief           1993         $822,693    $500,000   $384,959<F4>                42,000        $896,250  $26,136<F5>
Executive Officer<F3>        1992         $762,692    $630,000                               42,000      $2,646,956

James P. Schadt              1994         $583,846    $475,000                              210,000<F7>    $490,950  $30,000<F5>
President and Chief          1993<F6>     $530,768    $325,000                               25,000        $358,500  $26,136<F5>
Operating Officer<F3>        1992<F6>     $411,538    $300,000                $1,300,500<F8> 25,000        $542,626

Kenneth A.H. Gordon          1994         $388,077    $300,000                               85,000<F7>    $290,934  $30,000<F5>
President, Reader's Digest   1993         $348,192    $240,000                               14,000        $274,850  $26,136<F5>
U.S.A., and Senior Vice      1992         $328,154    $225,000                               14,000      $1,018,060
President<F9>

Anthony W. Ruggiero          1994         $360,385    $180,000                               55,000<F7>    $218,200  $30,000<F5>
Senior Vice President and    1993         $333,078    $155,000                               11,000        $227,050  $26,136<F5>
Chief Financial Officer<F9>  1992         $309,231    $180,000                               11,000        $610,836

Thomas M. Kenney             1994         $365,000    $175,000                               45,000<F7>    $272,750  $30,000<F5>
President, U.S. Magazine     1993         $349,615    $155,000                               14,000        $274,850  $26,136<F5>
Publishing, and Vice         1992         $330,846    $200,000                               14,000      $1,018,060
President

<F1>
(1)  All awards are made in or with respect to shares of Class A
     Nonvoting Common Stock.

<F2>
(2) As permitted by Securities and Exchange Commission transition rules, information in these columns is provided for fiscal 1994 and 1993 only.
<F3>
(3) Mr. Grune continues as Chairman of the Board. Mr. Grune retired as Chief Executive Officer upon reaching age 65. Mr. Schadt was elected Chief Executive Officer effective August 1, 1994. Mr. Schadt remains President of the Company.
<F4>
(4) Includes $428,598 and $324,073 paid to offset tax liability resulting from the vesting in fiscal 1994 and 1993, respectively, of restricted stock previously awarded to Mr. Grune. Includes for fiscal 1994 $116,332 of dividend equivalent payments with respect to restricted share units held by Mr. Grune.
<F5>
(5) Represents amounts contributed by the Company to The Reader's Digest Employees Profit-Sharing Plan for the accounts of the Named Executive Officers.
<F6>
(6) Mr. Schadt joined the Company in September 1991. LTIP payouts were prorated for service during a portion of the applicable performance period.

<F7>
(7)  Represents five-year options and SARs awarded in fiscal
     1994, as described in the Report of the Compensation &
     Nominating Committee herein.

<F8>
(8) Represents 36,000 shares of restricted stock granted in connection with the commencement of Mr. Schadt's employment. 20% of the shares vest on each successive anniversary of the date of grant. Mr. Schadt receives dividends on such shares. The restricted stock shown in the table is valued at the closing market price of the Class A Nonvoting Common Stock on the NYSE on the date of grant. At June 30, 1994, Mr. Schadt held an aggregate of 21,600 shares of restricted stock, valued at $896,400, based on the closing price of the Class A Nonvoting Common Stock on the NYSE on such date.
<F9>
(9) Mr. Gordon and Mr. Ruggiero, who were formerly Vice Presidents of the Company, were elected Senior Vice Presidents on January 14, 1994.

Stock Options and SARs Granted in Last Fiscal Year

     The following table sets forth information concerning stock options and stock appreciation rights granted during the fiscal year ended June 30, 1994 to the Named Executive Officers.

                                      Individual grants
                                                                             Potential realizable
                                    Percent                            value at assumed annual rates of
                                    of total                             stock price appreciation for
                                    options/                                  option/SAR term<F2>
                                      SARs
                       Options/    granted to   Exercise
                         SARs     employees in     or      Expira-
                        granted   fiscal year     base      tion
         Name           (#)<F1>                  price      date       0%        5%<F3>         10%<F4>
                                                 ($/sh)
 George V. Grune         42,000   2.05%          $41.50    3/10/04     $0       $1,096,163         $2,777,893

 James P. Schadt        210,000   10.24%<F5>     $41.50    3/10/04     $0       $5,480,817         $13,889,466

 Kenneth A.H. Gordon     85,000   4.14%<F5>      $41.50    3/10/04     $0       $2,218,426         $5,621,927

 Anthony W. Ruggiero     55,000   2.68%<F5>      $41.50    3/10/04     $0       $1,435,452         $3,637,717

 Thomas M. Kenney        45,000   2.19%<F5>      $41.50    3/10/04     $0       $1,174,461         $2,976,314

 All Common               --           --          --        --        $0   $2,970,381,048<F6> $7,527,241,476<F6>
 Stockholders


<F1>
(1) All options and SARs are granted with respect to Class A Nonvoting Common Stock. The grant to Mr. Grune will vest with respect to 25% of the related shares on each successive anniversary of the date of grant. The grants to the other Named Executive Officers are five-year awards as described in the Report of the Compensation & Nominating Committee herein. These grants will vest with respect to 5%, 10%, 15%, 20% and 50% of the total related shares on each respective successive anniversary of the date of grant.

<F2>
(2) The values shown are based on the assumed hypothetical compound annual appreciation rates of 5% and 10% prescribed by Securities and Exchange Commission rules. These hypothetical rates are not intended to forecast either the future appreciation, if any, of the price of Class A Nonvoting Common Stock or the values, if any, that may actually be realized upon such appreciation, and there can be no assurance that the hypothetical rates will be achieved. The actual value realized upon exercise of an option or SAR will be measured by the difference between the price of the Class A Nonvoting Common Stock and the exercise price on the date the option or SAR is exercised.

<F3>
(3) For the values stated in this column to be realized, the price of the Class A Nonvoting Common Stock would have to appreciate to $67.60 during the 10-year option/SAR term.

<F4>
(4) For the values stated in this column to be realized, the price of the Class A Nonvoting Common Stock would have to appreciate to $107.64 during the 10-year option/SAR term.

<F5>
(5) If the five-year grants to the Named Executive Officers had been awarded as five one-year grants, the 1994 grants would represent the following percentages of total options/SARs granted to employees in fiscal 1994: Mr. Schadt, 2.05%, Mr. Gordon, .83%, Mr. Ruggiero, .54%, and Mr. Kenney, .44%.

<F6>
(6) For "All Common Stockholders," the potential realizable values have been calculated on the basis of the same price at which stock options and SARs were granted to the Named Executive Officers and on the basis of the total number of shares of Class A Nonvoting Common Stock and Class B Voting Common Stock outstanding on June 30, 1994. An increase in the price of the Class A Nonvoting Common Stock will benefit all holders of such stock and all option holders commensurately.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal
Year-End Option/SAR Values

     The following table sets forth information concerning stock options and SARs exercised during the fiscal year ended June 30, 1994 and the fiscal year-end value of unexercised options and SARs for the Named Executive Officers.

                                                     Number of unexercised          Value of unexercised
                                                    options/SARs at fiscal       in-the-money options/SARs
                          Shares                           year end                  at fiscal year end
                       acquired on     Value
         Name            exercise    realized    Exercisable    Unexercisable    Exercisable  Unexercisable
 George V. Grune            --          --            63,000          105,000       $379,890       $126,630

 James P. Schadt            --          --            18,750          241,250             $0             $0

 Kenneth A.H. Gordon        --          --            45,000          106,000       $642,630        $42,210

 Anthony W. Ruggiero        --          --            27,750           80,250       $271,761       $167,149

 Thomas M. Kenney           --          --            64,000           66,000     $1,051,130        $42,210


Long-Term Incentive Plans - Awards in Last Fiscal Year

     The following table sets forth information concerning long-term incentive plan ("LTIP") awards during the fiscal year ended
June 30, 1994 to each of the Named Executive Officers.


                                         Performance        Estimated future payouts under non-stock
                          Number of        or other                    price-based plans
                       shares, units     period until
                         or other       maturation or
         Name            rights<F1>         payout        Threshold<F2>      Target<F2>     Maximum<F2>
 George V. Grune       900,000         7/1/93 - 6/30/96        $630,000         $900,000    $1,350,000

 James P. Schadt       630,000         7/1/93 - 6/30/96        $441,000         $630,000      $945,000
                       121,700<F3>     7/1/94 - 6/30/95         $85,190         $121,700      $182,550
                       180,000<F3>     7/1/94 - 6/30/96        $126,000         $180,000      $270,000

 Kenneth A.H. Gordon   340,000         7/1/93 - 6/30/96        $238,000         $340,000      $510,000

 Anthony W. Ruggiero   226,000         7/1/93 - 6/30/96        $158,200         $226,000      $339,000

 Thomas M. Kenney      275,000         7/1/93 - 6/30/96        $192,500         $275,000      $412,500

<F1>
(1) Each unit entitles the participant to one dollar at the end of the performance cycle, if performance target is met. Payment of performance units may be made, as determined by the Compensation & Nominating Committee, in any combination of cash and shares of Class A Nonvoting Common Stock valued at their fair market value on the date of payment.

<F2>
(2) Threshold, target and maximum amounts are based on the Company's earnings during the performance period.

<F3>
(3) Represents additional units awarded to Mr. Schadt to recognize his increased responsibility as Chief Executive
     Officer during these performance cycles.

Retirement Plans

     The following table shows the estimated annual retirement benefit to employees in specified compensation and years of service classifications under The Reader's Digest Association, Inc. Retirement Plan (the "Qualified Retirement Plan") based on the retirement formula effective July 1, 1992. Amounts calculated under the retirement formula which exceed the limits under the Internal Revenue Code of 1986, as amended (the "Internal
Revenue Code"), will be paid under the Excess Benefit Retirement Plan of The Reader's Digest Association, Inc. (the "Excess Benefit Plan") from the Company's assets and are included in the amounts shown below.

    Highest                     Estimated Annual Retirement Benefit for
  Consecutive                  Representative Years of Credited Service
   Three Year
    Average
  Compensation        15            20           25            30            35
    $   200,000        60,798       81,063       101,329      121,595        141,867
    $   250,000        76,443      101,924       127,405      152,886        178,367
    $   350,000       107,729      143,638       179,548      215,457        251,367
    $   450,000       139,014      185,353       231,691      278,029        324,367
    $   550,000       170,300      227,067       283,834      340,600        397,367
    $   600,000       185,943      247,924       309,905      371,886        433,867
    $   700,000       217,229      289,638       362,048      434,457        506,867
    $   800,000       248,514      331,353       414,191      497,029        579,867
    $   900,000       279,800      373,067       466,334      559,600        652,867
    $ 1,000,000       311,086      414,781       518,476      622,172        725,867
    $ 1,250,000       389,300      519,067       648,834      778,600        908,367

     Compensation covered by the Qualified Retirement Plan is based on salary. Messrs. Grune, Schadt, Gordon, Ruggiero and Kenney were credited with approximately 35, 3, 21, 4, and 5 years of service, respectively, at June 30, 1994 under the Qualified Retirement Plan. The amounts shown in the table reflect the effect of social security integration. The estimated amounts in the table are based on the assumption that payments under the Qualified Retirement Plan and the Excess Benefit Plan will commence upon retirement at age 65, that the Qualified Retirement Plan and the Excess Benefit Plan will continue in force in their present form and that benefits will be paid in the form of a single life annuity.

     Effective July 1, 1992, the Company adopted The Reader's Digest Executive Retirement Plan (the "1992 Executive Retirement Plan"). Benefits under the 1992 Executive Retirement Plan are based on compensation (consisting of salary and bonus) and years of service. Benefits are reduced by benefits payable under the Qualified Retirement Plan, the Excess Benefit Retirement Plan and certain other Company-provided retirement benefits. Because of the nature of the interdependency among the 1992 Executive Retirement Plan, the Qualified Retirement Plan and the Excess Benefit Plan, it is not possible to present estimated benefits under the 1992 Executive Retirement Plan in tabular format. Benefits payable under the 1992 Executive Retirement Plan, after the reductions for benefits payable under other plans, are currently estimated at $160,728 for Mr. Grune, $156,794 for Mr. Schadt, $107,993 for Mr. Gordon, $101,398 for Mr. Ruggiero and $90,215 for Mr. Kenney. These amounts are based on the assumption that payment under the 1992 Executive Retirement Plan will commence upon retirement at age 65 (age 67 with respect to Mr. Grune), that the 1992 Executive Retirement Plan will continue in force in its present form and that benefits will be paid in the form of a single life annuity.

     The Company is a party to supplemental retirement benefit agreements with those senior officers, senior management and certain key employees who have elected to enter into such agreements, pursuant to which the participating employees may defer currently a certain amount of their income to fund supplemental retirement benefits. Each of the Named Executive Officers entered into such an agreement with the Company. The Company has agreed to pay death benefits under such agreements regardless of whether the supplemental retirement benefits have yet been fully funded by the employees.

     In addition, the Company has entered into a separate Supplemental Retirement Agreement (the "Agreement") with Mr. Grune, pursuant to which Mr. Grune is entitled to receive upon his retirement a supplemental retirement benefit of $68,500 per year for 15 years or until he dies, if earlier. The Agreement also provides for certain death and disability benefits.

Severance Plan

     Under The Reader's Digest Association, Inc. Severance Plan for Senior Management (the "Severance Plan"), senior officers and key executives of the Company, including the Named Executive Officers, whose employment is terminated by the Company other than for cause or for reasons of death, disability or sale by the Company of the division which employs the employee (provided a comparable position is offered to the employee by the new owner), will be entitled to receive severance payments computed at a rate of one month of base annual salary at the time of termination for each year of service, but in any event, no less than 12 and no more than 24 months' pay. A participant will also be entitled to receive certain additional benefits, including a supplemental payment in an amount equal to the difference between the participant's monthly retirement benefits under the Qualified Retirement Plan, the Excess Benefit Plan and the 1992 Executive Retirement Plan and the amounts that would have been payable if the participant's credited service under such plans had included the number of months of severance payments made under the Severance Plan. In addition, a participant will be entitled to receive credited service equal to the severance period for purposes of certain welfare benefits.

Income Continuation Plan

     Under The Reader's Digest Association, Inc. Income Continuation Plan for Senior Management (the "Income Continuation Plan"), certain officers and key employees of the Company, including the Named Executive Officers, whose employment is terminated involuntarily (other than for cause, disability, retirement or death) within 24 months following a change in control of the Company, or who terminates employment within 90 days following constructive termination and within 24 months following a change in control of the Company, will be entitled to receive a payment of three full years' base annual salary in effect immediately prior to termination or, if higher, immediately prior to the change in control. Any benefits payable under the Income Continuation Plan will be reduced by any payments made under the Severance Plan and any monthly retirement benefit actually paid under the Qualified Retirement Plan. A participant will also be entitled to certain additional benefits, including a supplemental payment equal to the difference between the participant's monthly retirement benefits under the Qualified Retirement Plan, the Excess Benefit Plan and the 1992 Executive Retirement Plan and the amounts that would have been payable if the participant's credited service under such plans had included the number of months of benefit payments under the Income Continuation Plan (reduced by any months of benefit under the Severance Plan ). In addition, the participant will be entitled to receive a lump-sum payment equal to three times the average of the three highest of the five preceding annual cash bonuses awarded to the participant. Benefits under the Income Continuation Plan will be reduced to the extent necessary to prevent any portion of such benefits from being considered "excess parachute payments" under Section 280G of the Internal Revenue Code, when considered alone or in combination with any payments otherwise payable to the participant upon a change in control.

     Stock options, SARs, performance units and other awards under The Reader's Digest Association, Inc. Key Employee Long
Term Incentive Plans also generally become immediately vested upon a change in control.

Miscellaneous

     Mr. Grune, who attained age 65 in July 1994, has agreed to serve as Chairman of the Board of the Company for a period of up to two years Mr. Grune will receive an annual base salary of $500,000 and will remain eligible for annual bonus and participation in benefit programs.

     During the 1994 fiscal year, H.K. Helenius, an executive officer of the Company, was granted an interest-free loan from the Company in the amount of $100,000 in connection with his relocation to the United States. $25,000 remains outstanding.


        REPORT OF THE COMPENSATION & NOMINATING COMMITTEE

Executive Compensation Philosophy

      The Company's executive compensation program is designed to offer market competitive compensation opportunities which are tied to individual, financial and stock performance. The purposes of the program are to:

          Continue to retain and attract high caliber executive talent critical to the success of the Company.

          Direct executive attention on performance measures that are important to stockholders, such as earnings-per-share growth and stock price appreciation.

          Reward executives for successful strategic management, growth in earnings, customers and markets, and increases in return to stockholders.

          Promote stock ownership to foster commonality of interests between executives and stockholders.

      The Company's executive compensation philosophy is to provide compensation at levels competitive with those provided in the markets in which the Company competes for business and for executive resources. The Company is committed to placing a majority of total compensation at risk by linking incentives to the achievement of the Company's short- and long-term financial goals and to the performance of the Company's Class A Nonvoting Common Stock. In addition, the program attempts to recognize and reward exceptional individual contributions.

      The Company's incentive compensation programs for executive officers are designed to reward participants on the basis of individual and corporate performance that benefits the Company and its stockholders. The Committee believes that it is desirable for executive compensation to be deductible for federal income tax purposes, but only to the extent that achieving deductibility is practicable, consistent with the Company's overall compensation objectives, and in the best interests of the Company and its stockholders. Accordingly, although the Committee retains discretion to provide compensation programs intended to achieve corporate goals regardless of tax deductibility, the Committee may from time to time take appropriate action intended to qualify compensation as "performance based" for tax deductibility as within the meaning of Section 162(m) of the Internal Revenue Code. This action includes seeking stockholder approval of the Company's 1994 Key Employee Long Term Incentive Plan and the material terms of performance goals applicable to performance units under that Plan, as described elsewhere in this Proxy Statement.

Compensation Components

      The executive compensation program consists of three elements: base salary, annual incentive bonus and long-term incentive compensation. The Company annually reports to the Compensation & Nominating Committee (the "Committee") on the competitiveness of the level and structure of total annual executive compensation, specifically, as it compares to that of a selected group of peer companies with which the Company competes for business and for executive talent. These peer companies include but are not limited to those media and publishing companies reflected in the performance graph appearing elsewhere in this Proxy Statement, and in addition, selected consumer product and direct marketing companies. The Company regularly receives advice from an independent outside compensation consultant in setting compensation structure and levels. Periodically, the Committee meets with an outside consultant to independently assess the competitiveness of the executive compensation program and its effectiveness in linking pay to total stockholder return.

      Base salaries are targeted at the 50th percentile of competitive market data. Salary opportunities are set by annual comparison to external rates of pay for comparable positions within competitive companies. The Committee reviews and approves individual salary adjustments, generally every 12 to 24 months, based on individual performance, and changes in responsibility, as well as general movement in external salary levels. Decisions regarding salary adjustments for executive officers are consistent with the salary increase guidelines in effect for all employees which are established each year by the Company, and which are consistent with competitive salary administration practices.

      In fiscal 1994, the Committee approved salary increases for executive officers which were in accordance with the Company's fiscal 1994 salary increase guidelines established for all employees.

      Annual incentive bonus targets are set at the 50th percentile of competitive practice of peer companies. Annual bonus targets vary by position and level of responsibility. The purpose of these awards is to deliver competitive compensation for the attainment of individual performance goals, and Company financial objectives which the Committee believes are primary determinants of share price over time. The Committee establishes a reserve for annual incentives equal to a percentage of net income for the year. The amount of the reserve available for the purpose of funding the incentive pool is determined after consideration of the Company's short-term performance measured against the operating profit goal (on a currency neutral basis) established by the Committee prior to the start of the fiscal year. If the Company and/or individual business units achieve or exceed the established financial goals, the incentive pool increases up to 130% of the sum of the individual target awards. If Company and/or individual business unit performance falls below 85% of target performance, no pool of funds is available for awards. Once the overall pool is determined, individual awards are decided based upon a review of individual performance against annual goals which include financial, operational and strategic management objectives. Individual awards may range from 0% - 150% of targeted levels and are made in the sole discretion of the Committee, but in no event may the sum of the awards exceed the reserve for that fiscal year. At the close of fiscal 1994, the Committee, upon assessing the extent to which Company and business unit operating profit goals were achieved, approved annual incentive awards for executive officers which overall reflected target Company financial performance. Annual awards for the Chief Executive Officer and Chief Operating Officer were determined by the Committee upon evaluation of the Company's overall financial performance against established goals, and upon consideration of the extent to which individual strategic management objectives were met.

      Long-term incentive compensation consists of an annual grant of stock options or stock appreciation rights, and performance units which are based on earnings-per-share growth typically over a three-year performance cycle. Individual grants are based upon position and level of responsibility.
Participation in the long-term incentive program is limited to those executives who are responsible for implementing operational plans designed to achieve the Company's long-term strategic objectives as approved by the Board of Directors. Guidelines for annual grants are set by regular periodic comparison to general industry long-term incentive competitive practices and as recommended by an independent consultant. The purpose of the long-term incentive component is to tie compensation to the long-term financial performance of the Company and to align the long-term interests of executives with those of stockholders by providing executives with an equity interest in the Company. The combination of stock options or stock appreciation rights and performance units is designed to deliver long-term incentive compensation competitive with the 75th percentile of the long-term compensation at peer companies when superior financial performance is achieved. The long-term incentive compensation program is designed to deliver to executives the majority of long-term incentive through stock options or stock appreciation rights in order to closely align the executive's interests with stockholder interests.

      Stock option or stock appreciation rights grant guidelines were established in 1990 at the time of the Company's initial public offering, and were based on a review of competitive long-term incentive values and were recommended by an independent consultant. The number of stock options or stock appreciation rights awarded to executives varied by position and level of responsibility. Neither the number, nor the value of stock options or stock appreciation rights held by an executive are considered when determining individual awards. The guidelines for grants to executive officers are reviewed annually by an independent consultant. Under these guidelines the actual number of underlying shares granted to executive officers has remained unchanged since 1991.

      The 1994 stock option or stock appreciation right grant guidelines continue to be consistent with the fixed share grant guidelines established in 1991. The 1994 grants for certain executive officers and members of senior management represent the equivalent of five annual grants and replace subsequent annual grants. Since one half of these stock options or stock appreciation rights vests at the end of five years, this special one-time grant was designed with the objective of retaining and motivating the executive talent necessary to achieve the Company's long-term strategic, growth, and earnings goals. This special grant comes at an important time in the Company's history and marks a key transition as Mr. Grune continues as Chairman and Mr. Schadt assumes the role of Chief Executive Officer as of August 1, 1994.

      The performance unit program generally pays cash awards at the end of three-year performance cycles with a new cycle beginning each year. Beginning with grants for fiscal 1992-1994, performance targets are based on cumulative earnings-per-share growth (determined before the effect of accounting changes and special charges). Prior grants were based on operating profit growth. Cash awards range from 0% - 150% of individual target awards, and are based on earnings-per-share growth (determined before the effect of accounting changes and special charges) relative to the growth goal established by the Committee at the start of the cycle. If cumulative growth is below 70% of the targeted growth goal, then no awards are paid. If the targeted growth is achieved, then 100% of the target awards are paid. If performance exceeds goal by as much as 50%, up to 150% of the target awards may be paid.

      At the commencement of fiscal 1994, the Committee established the earnings-per-share growth goal for the 1994-1996 performance cycle and approved the 1994-1996 performance unit target awards for participants. After evaluating the Company's earnings-per-share growth (determined before the effect of accounting changes and special charges) over the 1992-1994 period, which exceeded the targeted growth determined by the Committee at the beginning of fiscal 1992, the Committee approved the payment of 1992-1994 performance unit awards at above target.

      The Company can also grant restricted shares, performance shares and other equity-based awards under the terms of the Key
Employee Long Term Incentive Plan.

Fiscal 1994 CEO Compensation

      CEO compensation is based on the same factors as compensation for other executive officers. In setting the CEO's target annual compensation, the Committee seeks to be competitive with CEO compensation in peer companies, and to put at least 60% of CEO compensation at risk by linking pay to the achievement of the Company's short- and long-term financial goals and the performance of the Company's Class A Nonvoting Common Stock.

      In September 1993, the Committee approved a salary increase for Mr. Grune which took effect on January 8, 1994 and which was consistent with Company salary increase guidelines. Mr. Grune's fiscal 1994 annual incentive bonus award was based on the Committee's assessment of the progress made in achieving the Company's short-term financial, operational and strategic goals. Specifically, the Committee considered the Company's earnings-per-share growth in 1994, the significant improvement made in rebuilding the U.S. books and home entertainment business to properly position the U.S. business to achieve expected profitability and growth objectives, the continuation of the organizational restructuring and cost containment initiatives, and achieving the appropriate balance between Company resources and business needs, as well as the successful implementation of the top management transition.

      The fiscal 1992-1994 performance unit award approved by the Committee for Mr. Grune reflected earnings-per-share growth (determined before the effect of accounting changes and special charges) which exceeded the three-year targeted growth goal. In March 1994, the Committee awarded Mr. Grune an annual grant of stock appreciation rights which was consistent with the fixed-share grant guidelines established in 1991.

      In anticipation of Mr. Grune's retirement as Chief Executive Officer on July 31, 1994 and Mr. Schadt's election as Chief Executive Officer effective August 1, 1994, the Committee approved a salary increase for Mr. Schadt. The increase was consistent with the Company's salary increase guidelines for promotions. The Committee also approved an increase to Mr. Schadt's annual incentive bonus target beginning with fiscal 1995, to reflect his new role as President and Chief Executive Officer, which is consistent with median target incentive levels for peer company Chief Executive Officers. In March 1994, the Committee awarded a special one-time five-year grant of stock appreciation rights to Mr. Schadt. This grant is intended to provide a meaningful incentive to maximize stockholder value and achieve a greater alliance of Mr. Schadt's actions with the interests of stockholders. The Committee also approved additional performance unit grants for a fiscal year 1995 performance cycle and a fiscal year 1995-1996 performance cycle to recognize Mr. Schadt's increased responsibility as Chief Executive Officer during those cycles.

                              The Compensation & Nominating
                              Committee:
                              Robert G. Schwartz, Chairman
                              William G. Bowen
                              C. J. Silas


                        PERFORMANCE GRAPH

      The following graph compares the total return to stockholders (stock price plus reinvested dividends) on a $100 investment from February 15, 1990 (the date the Class A Nonvoting Common Stock began trading publicly) through June 30, 1994, in each of the following: the Class A Nonvoting Common Stock, the S&P 500 Stock Index and the Dow Jones Media-Publishing Group Index.


   Comparison of Cumulative Total Return:  The Reader's Digest
                        Association, Inc.
        vs. S&P 500 and Dow Jones Media-Publishing Group






                       [Performance Graph]












                                         Feb. 15,   June 30,   June 30,    June 30,   June 30,   June 30,
                                           1990       1990       1991        1992       1993       1994
 The Reader's Digest Association, Inc.   $100.00    $128.78     $177.60    $241.72     $225.16    $229.38
 Dow Jones Media-Publishing Group        $100.00    $101.54     $109.44    $128.14     $135.89    $142.03
 S&P 500                                 $100.00    $108.78     $116.82    $132.49     $150.55    $151.90

        PROPOSAL NO. 2--APPROVAL OF THE 1994 KEY EMPLOYEE
                    LONG TERM INCENTIVE PLAN


     On February 1, 1994, the Compensation & Nominating Committee established, and on February 11, 1994, the Board of Directors ratified The Reader's Digest Association, Inc. Key Employee Long Term Incentive Plan (the "1994 Long Term Incentive Plan"). The Board approved the 1994 Long Term Incentive Plan to provide additional shares of Class A Nonvoting Common Stock for stock awards and in order to be able to make awards that may be deductible to the Company under the Internal Revenue Code as recently amended. See "U.S. Federal Income Tax Consequences." The purpose of the 1994 Long Term Incentive Plan is to enable the Company to offer key employees of the Company and its designated subsidiaries performance-based stock and cash incentives and other equity interests in the Company and other incentive awards, thereby attracting, retaining and rewarding such key employees, and strengthening the mutuality of interests between key employees and the Company's stockholders. The 1994 Long Term Incentive Plan contains substantially the same provisions as The Reader's Digest Association, Inc. 1989 Key Employee Long Term Incentive Plan (the "1989 Long Term Incentive Plan"), which was previously approved by the Board of Directors and the stockholders of the Company.

Types of Awards

     Awards under the 1994 Long Term Incentive Plan ("Awards") may consist of Stock Options (which may be Incentive Stock Options or Non-Qualified Stock Options), Stock Appreciation Rights (which may be Tandem Stock Appreciation Rights or Non-Tandem Stock Appreciation Rights), Restricted Stock, Performance Shares, Performance Units and Other Stock-Based Awards. No Awards may be made under the 1994 Long Term Incentive Plan after February 11, 2004.

Administration; Amendment and Termination

     The 1994 Long Term Incentive Plan is administered and interpreted by a committee of the Company's Directors (the "Committee"), currently comprised of the members of the Company's Compensation & Nominating Committee. The Committee's broad powers include authority, within the limitations provided in the 1994 Long Term Incentive Plan, to select the eligible employees to receive Awards, to determine the type, amount and terms and conditions of Awards and to construe and interpret and correct defects, omissions and inconsistencies in the 1994 Long Term Incentive Plan and agreements relating thereto.

     The Board of Directors may at any time and from time to time amend, suspend or terminate the 1994 Long Term Incentive Plan in whole or in part, provided, however, that, unless required by law, no amendment may impair the rights of a participant with respect to outstanding Awards without the participant's consent and without the approval of the stockholders, no amendment may be made that would (i) increase the aggregate number of shares of Class A Nonvoting Common Stock that may be issued, (ii) change the definition of eligible employees, (iii) decrease the option price of any Stock Option to less than 100% of the fair market value on the date of grant for an Incentive Stock Option or to less than 85% of the fair market value on the date of grant for a Non-Qualified Stock Option, or (iv) extend the maximum option period under the 1994 Long Term Incentive Plan.

Eligibility

     Key employees of the Company and its designated subsidiaries as determined by the Committee, including the Company's executive officers, are eligible to be granted Awards under the 1994 Long Term Incentive Plan. Currently, approximately 460 employees are eligible to receive Awards under the 1994 Long Term Incentive Plan.

Shares Reserved

     The maximum number of shares that may be issued under the 1994 Long Term Incentive Plan or with respect to which Non-Tandem Stock Appreciation Rights may be granted is 6,000,000 shares of the Company's Class A Nonvoting Common Stock. Unexercised Options (except those that relate to another Right or Award under the 1994 Long Term Incentive Plan that is exercised) that expire, terminate or are canceled, or are settled other than in Class A Nonvoting Common Stock, become again available for Awards under the 1994 Long Term Incentive Plan.

     The number and kind of shares to which Awards under the 1994 Long Term Incentive Plan, and the purchase price thereof, are subject to appropriate adjustment in the event of certain changes in the capital stock of the Company, including stock dividends and splits, recapitalizations, reorganizations, mergers, consolidations, split-ups, combinations or exchanges of shares, and certain distributions, reclassifications and warrants, options and rights offerings.

Stock Options

     Stock Options may be Incentive Stock Options, which are intended to qualify under Section 422 A of the Internal Revenue Code, or Non-Qualified Stock Options, which are not intended to so qualify. The exercise price of an Incentive Stock Option may not be less than 100% of the Fair Market Value of the Class A Nonvoting Common Stock at grant and its term may not exceed 10 years from the date of grant. The exercise price of a Non-Qualified Stock Option may not be less than 85% of the Fair Market Value at grant and its term may not exceed 10 years and one day from the date of grant. The Company intends that compensation attributable to Stock Options with an exercise price no less than 100% of the Fair Market Value of the underlying stock on the date of grant will not be subject to the deduction limitation of Section 162(m) of the Internal Revenue Code. See "U.S. Federal Income Tax Consequences." So long as the Class A Nonvoting Common Stock remains listed on the New York Stock Exchange, "Fair Market Value" is the mean between the high and low sales prices on the New York Stock Exchange on the applicable date. The closing price of the Class A Nonvoting Common Stock on the New York Stock Exchange (Composite Transactions) on September 19, 1994 was $43.125. Unless determined by the Committee at grant, no Stock Option may be exercised prior to the first anniversary of the date of grant. The Committee may substitute new Stock Options for previously granted Stock Options having higher exercise prices.

     A Stock Appreciation Right is the right to receive the difference, either in cash or in Class A Nonvoting Common Stock, between the fair market value of a share of Class A Nonvoting Common Stock as of the date of exercise and as of the date of award. Tandem Stock Appreciation Rights are granted in conjunction with all or part of a Stock Option and Non-Tandem Stock Appreciation Rights are granted without reference to all or part of a Stock Option.

     Generally, the term and exercisability of a Tandem Stock Appreciation Right are the same as the related Stock Option, and the Tandem Stock Appreciation Right may be exercised only by surrendering the applicable portion of the related Stock Option. The term and exercisability of a Non-Tandem Stock Appreciation Right are determined by the Committee, but the term shall not exceed 10 years and one day from the date of grant.

     The Committee may provide for Stock Options and Stock Appreciation Rights to be exercisable in installments. No Stock Option or Stock Appreciation Right may be transferred by the recipient otherwise than by will or the laws of descent and distribution. A Stock Option agreement may provide that the Stock Option be settled upon exercise by the delivery of Performance Shares or Restricted Stock valued at fair market value.

     No employee may be granted either Stock Options or Non-
Tandem Stock Appreciation Rights, or both, with respect to a total of more than 500,000 shares of Class A Nonvoting Common
Stock during any fiscal year of the Company.

     If the participant's employment terminates by reason of death, disability or retirement, generally any outstanding Stock Option or Stock Appreciation Right will vest fully and be exercisable until the first anniversary of the date of death or the third anniversary of the date of termination by disability or retirement, or until expiration of the Award, if earlier. Upon termination for any other reason, any Stock Option or Stock Appreciation Right will immediately terminate, except that a previously vested Award will be exercisable for the lesser of three months or the balance of the Award's term if the participant is terminated involuntarily without cause.

Restricted Stock

     Restricted Stock are shares of Class A Nonvoting Common Stock awarded under the 1994 Long Term Incentive Plan subject to such transferability restrictions and other terms and conditions as the Committee may determine, including purchase price (if any), restriction period, vesting schedule (including whether restrictions lapse upon termination of employment) and requirement of attainment of performance goals. The Committee may, in its discretion, provide for the lapse, acceleration or waiver of any restrictions, in whole or in part. The participant has all the rights of a stockholder with respect to the shares of Restricted Stock, including the right to receive dividends.

     No more than 600,000 shares of Class A Nonvoting Common
Stock may be issued under the 1994 Long Term Incentive Plan as Restricted Stock.

Performance Units and Performance Shares

     A Performance Unit is the right to receive a fixed dollar amount in cash or Class A Nonvoting Common Stock based on the attainment during a Performance Cycle (determined by the Committee) of such performance goals or other factors or criteria as the Committee determines. A Performance Share is the right to receive Class A Nonvoting Common Stock or cash of an equivalent value at the end of a specified Performance Period (determined by the Committee) based on the attainment during the Performance Period of such performance goals or other factors or criteria as the Committee determines. Unless otherwise determined by the Committee, a participant is not entitled to receive dividends on the Class A Nonvoting Common Stock covered by a Performance Share Award.

     Generally, neither Performance Units nor Performance Shares may be transferred by the participant. At the end of the Performance Cycle or Performance Period, the Committee determines the extent to which any pertinent performance goals have been achieved and the percentage of Performance Units or number of Performance Shares that have vested. The Committee may, in its discretion, provide for accelerated vesting of Performance Units and Performance Shares.

Other Stock-Based Awards

     Other Awards of Class A Nonvoting Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Class A Nonvoting Common Stock may be granted under the 1994 Long Term Incentive Plan subject to such terms and conditions, including price, dividend entitlement, vesting and transferability, as the Committee determines.

Change in Control

     Generally, in the event of a change in control of the Company, all outstanding Stock Options and Stock Appreciation Rights become fully vested and immediately exercisable in their entirety, all Performance Units and Performance Shares become vested, at a minimum, as if the applicable Performance Cycle or Performance Period had ended upon the change in control, with performance goals measured at such time, and all restrictions on Restricted Stock lapse. Benefits under the 1994 Long Term Incentive Plan will be reduced to the extent necessary to prevent any portion of such benefits from being considered "excess parachute payments" under Section 280G of the Internal Revenue Code, when considered alone or in combination with any payments otherwise payable to the participant upon a change in control.

U.S. Federal Income Tax Consequences

     The following summary describes the U.S. federal income tax consequences of the 1994 Long Term Incentive Plan.

     Stock Options. No income will be recognized by the holder and the Company will not be entitled to a deduction at the time of grant of either a Non-Qualified Stock Option or an Incentive
Stock Option.

     On exercise of a Non-Qualified Stock Option, the amount by which the fair market value of the Class A Nonvoting Common Stock on the date of exercise exceeds the option exercise price will be taxable to the holder as ordinary income and, subject to satisfying applicable withholding requirements and any deduction limitation under Section 162(m), deductible by the Company. The subsequent disposition of shares acquired upon exercise of a Non-Qualified Stock Option will ordinarily result in capital gain or loss.

     On exercise of an Incentive Stock Option, the holder will not recognize any income and the Company will not be entitled to a deduction. However, for purposes of the alternative minimum tax, the exercise of an Incentive Stock Option will be treated as an exercise of a Non-Qualified Stock Option. Accordingly, the exercise of an Incentive Stock Option may result in an alternative minimum tax liability.

     The disposition of shares acquired upon exercise of an Incentive Stock Option will ordinarily result in capital gain or loss. However, if the holder disposes of shares acquired upon exercise of an Incentive Stock Option within two years after the date of grant or one year after the date of exercise (a "disqualifying disposition"), the holder will recognize ordinary income, in the amount of the excess of the fair market value of the shares of Class A Nonvoting Common Stock on the date the option was exercised over the option exercise price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the Option will generally be capital gain.
Subject to any deduction limitation under Section 162(m), the Company will be entitled to a deduction equal to the amount of ordinary income recognized by a holder.

     If an Option is exercised through the use of Class A Nonvoting Common Stock previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the option is an Incentive Stock Option, and the previously owned shares were acquired on the exercise of an Incentive Stock Option or other tax-qualified stock option (such as shares received under the Company's Employee Stock Purchase
Plan), and the holding period requirement for those shares is not satisfied at the time they are used to exercise the Option, such use will constitute a disqualifying disposition of the previously owned shares resulting in the recognition of ordinary income (but, under proposed Treasury Regulations, not any additional capital gain) in the amount described above.

     Stock Appreciation Rights. The amount of any cash (or the fair market value of any Class A Nonvoting Common Stock) received upon the exercise of a stock appreciation right under the 1994 Long Term Incentive Plan will be includible in the employee's ordinary income and, subject to satisfying applicable withholding requirements and any deduction limitation under Section 162(m), deductible by the Company.

     Other Awards. Under Section 83(b) of the Internal Revenue Code, an employee may elect to include in ordinary income, as compensation at the time Restricted Stock is first issued, the excess of the fair market value of such shares at the time of issuance over the amount paid, if any, by the employee for such shares. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a Restricted Stock award until such shares are no longer subject to the restrictions or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the employee will recognize ordinary income and, subject to satisfying applicable withholding requirements and any deduction limitation under
Section 162(m), the Company will be entitled to a deduction in an amount equal to the excess of the fair market value of the Class A Nonvoting Common Stock on the date of lapse over the amount paid, if any, by the employee for such shares. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the Restricted Stock prior to the lapse of the restrictions or risk of forfeiture will be included in the employee's ordinary income as compensation at the time of receipt.

     Generally, an employee will not recognize any taxable income and the Company will not be entitled to a deduction upon the award of Performance Shares or Performance Units. At the time the employee receives the distribution in respect to the Performance Shares or the Performance Units, the fair market value of shares of Class A Nonvoting Common Stock or the amount of any cash received in payment for such Awards generally is taxable to the employee as ordinary income and, subject to the deduction limitation under Section 162(m), deductible by the Company.

     Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year, but does not disallow a deduction for qualified "performance-based compensation" the material terms of which are disclosed to and approved by stockholders. The Company has structured and intends to implement the 1994 Long Term Incentive Plan (except with respect to Awards of Restricted Stock, Performance Shares and Stock Options with an exercise price less than the Fair Market Value of the underlying shares on the date of grant) so that compensation resulting therefrom would be qualified "performance-based compensation." To allow the Company to so qualify such compensation, the Company is seeking stockholder approval of the 1994 Long Term Incentive Plan and the material terms of performance goals applicable to Performance Units under the 1994 Long Term Incentive Plan.

Effect on Earnings

     Currently, neither the grant nor the exercise of a Stock Option will result in any charge to pretax earnings. Grants of Restricted Stock result in a charge to pretax earnings over the restriction period for the fair market value of the stock at the date of issuance. All other Awards provided for under the 1994 Long Term Incentive Plan will require a pretax charge to earnings accrued over an appropriate period of time, based on the difference between fair market value of the shares or Award and the grant price.

     On June 30, 1993, the Financial Accounting Standards Board (the "FASB") issued an exposure draft of a proposed Statement of Financial Accounting Standards, "Accounting for Stock-Based Compensation." Under the proposed Statement, compensation cost would be recognized for virtually all stock-based compensation arrangements and would be measured on the date of grant. The FASB is currently redeliberating its decisions proposed in the 1993 exposure draft. Those redeliberations are not expected to be completed before the first quarter of 1995.
New Plan Benefits

     The table below shows the Awards that have been made to date under the 1994 Long Term Incentive Plan.

                          Number of    Number of         Dollar Value of Performance Units
                           Options/   Performance
          Name               SARs        Units      Threshold<F1>    Target<F1>      Maximum<F1>
 George V. Grune                  0       500,000        $350,000      $500,000        $750,000

 James P. Schadt                  0       950,000        $665,000      $950,000      $1,425,000

 Kenneth A.H. Gordon              0       360,000        $252,000      $360,000        $540,000

 Anthony W. Ruggiero              0       240,000        $168,000      $240,000        $360,000

 Thomas M. Kenney                 0       195,000        $136,500      $195,000        $292,500

 All executive officers           0     4,165,000      $2,915,500    $4,165,000      $6,247,500

 All Directors who are          N/A           N/A             N/A           N/A             N/A
 not executive officers

 All employees, exclud-     900,500     1,116,000        $781,200    $1,116,000      $1,674,000
 ing executive officers

<F1>
(1) Represents amounts that could be paid out at the end of the fiscal year 1995-1997 Performance Cycle, based on the Company's performance in relation to the pertinent performance goals.

Vote Required for Approval

     The affirmative vote of a majority of the shares of Class B Voting Common Stock present in person or represented by proxy and entitled to vote on Proposal No. 2 at the Meeting is required for approval of Proposal No. 2. Any of such shares not voted on Proposal No. 2, whether by abstention, broker non-vote or otherwise, will have the effect of a negative vote.

     Stockholder approval of the 1994 Long Term Incentive Plan is being sought in order to make available certain exemptions under
Section 16 of the Securities Exchange Act of 1934 and to allow the Company to qualify certain compensation received under the 1994 Long Term Incentive Plan for tax deductibility under Section 162(m) of the Internal Revenue Code. If the 1994 Long Term Incentive Plan is not approved by stockholders, the Company will consider whether to implement the 1994 Long Term Incentive Plan without the benefit of such exemptions and qualification.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
THE APPROVAL OF PROPOSAL NO. 2.

PROPOSAL NO. 3--APPROVAL OF BUSINESS CRITERIA, MAXIMUM AMOUNT AND
   ELIGIBLE EMPLOYEES FOR PERFORMANCE UNITS UNDER THE 1994 KEY
                EMPLOYEE LONG TERM INCENTIVE PLAN


     On June 10, 1994, the Compensation & Nominating Committee approved the material terms of the performance goals applicable to Performance Units awarded under The Reader's Digest Association, Inc. 1994 Key Employee Long Term Incentive Plan (the "1994 Long Term Incentive Plan"). A Performance Unit is the right to receive a fixed dollar amount in cash or Class A Nonvoting Common Stock based on the attainment during a Performance Cycle (determined by the Committee that administers the 1994 Long Term Incentive Plan) of such performance goals or other factors or criteria as the Committee determines.
(Reference is made to Proposal No. 2 for a summary of the provisions of the 1994 Long Term Incentive Plan with respect to Performance Units.) The provisions of the 1994 Long Term Incentive Plan are substantially the same as those of the 1989 Long Term Incentive Plan, which were previously approved by the Board of Directors and the stockholders of the Company.

     Performance Units are an integral part of the Company's executive compensation program, designed to attract, retain and reward those employees based on corporate and individual performance. The material terms of the performance goals applicable to Performance Units are the following:

     1.     Business Criteria.  The performance
goal shall be based on any one or more of the following business criteria relating to the Company or any subsidiary, division or other unit of the Company: revenue, net income, net income per share, operating profit, operating profit per share, earnings per share, return on assets, return on equity, return on investment, or any one or more of the foregoing before the effect of acquisitions, divestitures, accounting changes, restructuring and special charges, or foreign currency effects.

     2.     Maximum Amount.  The amount paid to
any employee with respect to any one Award of Performance Units shall not exceed the product of $1,000,000 multiplied by the number of years in the Performance Cycle for such Award. In addition, the aggregate amount paid to any employee with respect to all Awards of Performance Units for which the Performance Cycle ends in any one year shall not exceed $3,000,000.

     3.     Eligible Employees.  The employees
eligible to receive Awards of Performance Units under the 1994 Long Term Incentive Plan shall be the executive officers of the Company and such other key employees of the Company and its designated subsidiaries as shall be determined by the Committee.

New Plan Benefits

     The Performance Units that have been awarded to date under the 1994 Long Term Incentive Plan are shown in the table under Proposal 2.

Vote Required for Approval

     The affirmative vote of a majority of the shares of Class B Voting Common Stock present in person or represented by proxy and entitled to vote on Proposal No. 3 at the Meeting is required for approval of Proposal No. 3. Any shares not voted on Proposal No. 3, whether by abstention, broker non-vote or otherwise, will have the effect of a negative vote.

     Stockholder approval of the material terms of Performance Units is being sought in order to qualify certain compensation thereunder as "performance based" under Section 162(m) of the Internal Revenue Code . (See "U.S. Federal Income Tax Consequences" described under Proposal No. 2.) If Proposal No. 3 is not approved by stockholders, the Company will consider whether to implement the material terms without the benefit of such qualification.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
THE APPROVAL OF PROPOSAL NO. 3.

      PROPOSAL NO. 4--APPROVAL OF THE AMENDED AND RESTATED
                  EMPLOYEE STOCK PURCHASE PLAN


     On July 8, 1994, the Board of Directors approved, subject to the approval of the stockholders of the Company, an amendment and restatement of The Reader's Digest Association, Inc. Employee Stock Purchase Plan (the "Amended Employee Stock Purchase Plan"). The plan was originally approved by the Board and the stockholders of the Company on November 22, 1989. The purpose of the Amended Employee Stock Purchase Plan is to provide an opportunity for eligible employees to purchase shares of Class A Nonvoting Common Stock at a discounted price through voluntary, systematic payroll deductions, without the payment of brokerage fees. These employees are thereby provided with a convenient opportunity to acquire or increase their equity interest in the Company and an additional incentive to promote the best interests of the Company and all of its stockholders.

     The Amended Employee Stock Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section
423 of the Internal Revenue Code.

Administration; Amendment and Termination

     The Amended Employee Stock Purchase Plan is administered and interpreted by a committee of the Company's Directors (the "Committee") currently comprised of the Company's Compensation & Nominating Committee. The Committee's broad powers include authority, within the limitations provided in the Amended Employee Stock Purchase Plan, to construe and interpret and correct defects, omissions and inconsistencies in the Amended Employee Stock Purchase Plan.

     The Board of Directors may at any time and from time to time amend, suspend or terminate the Amended Employee Stock Purchase Plan in whole or in part, provided, however, that no amendment, suspension or termination may adversely affect the rights of a participant with respect to an outstanding offering without the participant's consent. The Amended Employee Stock Purchase Plan will terminate when all or substantially all of the shares reserved thereunder have been issued.

Eligible Employees

     Generally, all regular, full-time employees of the Company and of certain designated subsidiaries at the commencement of a Purchase Period who have been employed for at least 30 days and whose customary employment is for more than 20 hours per week and for not less than five months in any calendar year are eligible to participate in the Amended Employee Stock Purchase Plan. Currently, approximately 2,450 employees are eligible to participate.

Shares Offered and Purchasable

     A total of 1,650,000 shares of Class A Nonvoting Common Stock has been reserved for issuance under the Amended Employee Stock Purchase Plan. The shares delivered under the Amended Employee Stock Purchase Plan may be newly issued, treasury or reacquired shares. The Committee has the authority to determine whether or not each offering will be made, the number of shares (up to 330,000 per year, unless otherwise determined by the Board) to be offered, the timing of the offering and the duration of each Purchase Period. A Purchase Period is generally a six-month period, commencing on January 1 or July 1, during which payroll deductions are made under the Amended Employee Stock Purchase Plan.

     The Committee also has authority to determine the number of shares to be offered in a Purchase Period, the maximum percentage of an employee's payroll that may be deducted to purchase shares, and the maximum number of shares that any employee may purchase in any Purchase Period. No participant may purchase shares under the Amended Employee Stock Purchase Plan (and all other employee stock purchase plans) at a rate in excess of $25,000 of fair market value for any calendar year.

Purchase Price

     The purchase price of shares of Class A Nonvoting Common Stock in any offering under the Amended Employee Stock Purchase Plan is 85% of the lower of the fair market value of the Class A Nonvoting Common Stock on the first day and last business days of the Purchase Period, unless a greater percentage is determined by the Committee and the Board. So long as the Class A Nonvoting Common Stock remains listed on the New York Stock Exchange, "fair market value" is the mean between the high and low sales prices on the New York Stock Exchange on the applicable date.

Method of Purchase of Shares

     Shares of Class A Nonvoting Common Stock are purchased under the Amended Employee Stock Purchase Plan with automatic payroll deductions made pursuant to voluntary employee elections.
Amounts held by the Company for the purchase of shares under the Amended Employee Stock Purchase Plan are held as part of the general corporate assets of the Company. The Company bears all administrative expenses of the Amended Employee Stock Purchase Plan and any brokerage expenses incurred upon the purchase of shares under the Amended Employee Stock Purchase Plan.

Other Information

     The rights to purchase shares under the Amended Employee Stock Purchase Plan may not be assigned or transferred (except by will or the laws of descent and distribution). The number and kind of shares purchasable under the Amended Employee Stock Purchase Plan, and the purchase price thereof, are subject to appropriate adjustment in the event of certain changes in the capital stock of the Company, including stock dividends and splits, recapitalizations, reorganizations, mergers, consolidations, split-ups, combinations or exchanges of shares, and certain distributions, reclassifications and warrants, options and rights offerings.

U.S. Federal Income Tax Consequences

     The Amended Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan," as defined in
Section 423 of the Internal Revenue Code. If the employee holds shares acquired thereunder until a date that is more than two years from the first date of the relevant Purchase Period and one year from the date of purchase, the employee must report as ordinary income in the year of disposition of the shares (or at death) the lesser of (a) the excess of the fair market value of the shares at the time of disposition (or death) over the purchase price and (b) the excess of the fair market value of the shares on the first day of the relevant Purchase Period over the option price. For this purpose the option price is 85% of the fair market value of the shares on the first day of the Purchase Period (assuming the shares are offered at a 15% discount). Any additional income is treated as long-term capital gain. If these holding period requirements are met, the Company is not entitled to any deduction for tax purposes. If the employee does not meet the holding period requirements, the employee recognizes at the time of disposition of the shares ordinary income equal to the difference between the price paid for the shares and fair market value on the purchase date, irrespective of the price at which the employee disposes of the shares, and an amount equal to such ordinary income is deductible by the Company, subject to the deduction limitation of Section 162(m). Any gain or loss realized on the disposition of the shares will be capital gain or loss, and will be long-term gain or loss if the shares were held for more than one year.

New Plan Benefits

     Because the Amended Employee Stock Purchase Plan is based on voluntary participation, benefits thereunder are not determinable.
Vote Required for Approval

     The affirmative vote of a majority of the shares of Class B Voting Common Stock present in person or represented by proxy and entitled to vote on Proposal No. 4 at the Meeting is required for approval of Proposal No. 4. Any of such shares not voted on Proposal No. 4, whether by abstention, broker non-vote or otherwise, will have the effect of a negative vote.

     Stockholder approval of the Amended Employee Stock Purchase Plan is being sought in order to make available to participants the tax advantages of compliance with Section 423 of the Internal Revenue Code and to make available certain exemptions under
Section 16 of the Securities Exchange Act of 1934. If the Amended Employee Stock Purchase Plan is not approved by stockholders, the Company will continue to implement the current version of The Reader's Digest Association, Inc. Employee Stock Purchase Plan in the form that has previously been approved by stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
THE APPROVAL OF PROPOSAL NO. 4.




       SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS


     Pursuant to Securities and Exchange Commission rules and the Company's By-Laws, proposals of stockholders intended to be submitted at the 1995 Annual Meeting of Stockholders must be received by the Company at its principal executive offices on or before May 28, 1995 to be eligible for inclusion in the Company's notice of meeting, proxy statement and accompanying proxy card for such meeting or to be introduced from the floor at such meeting.

     The Company's By-Laws also provide that notice of proposed stockholder nominations for election of directors must be given to the Corporate Secretary of the Company not less than 14 or more than 50 days prior to a meeting called to elect directors. Such notice must contain certain information about each proposed nominee including age, business and residence addresses, principal employment, number of shares of Class B Voting Common Stock beneficially owned (with evidence of such ownership) and such other information as would be required in a proxy statement soliciting proxies for the election of such proposed nominee, and a signed consent of the nominee to serve as a director if elected.



                          MISCELLANEOUS


     The Board of Directors is not aware at the date hereof of any matter proposed to be presented at the Meeting other than the election of Directors nominated in the Proxy Statement. If any other matter is properly presented, the persons named in the accompanying proxy card will have discretionary authority to vote thereon according to their best judgment.

     It is expected that a member of KPMG Peat Marwick LLP, the Company's independent auditors, will attend the Annual Meeting to respond to any appropriate questions that may be asked by stockholders.

     The Company's Annual Report to Stockholders is being mailed with this Proxy Statement. It is not to be deemed a part of the proxy solicitation material and is not incorporated herein by reference.

     A copy of the Company's 1994 annual report on Form 10-K filed with the Securities and Exchange Commission (without exhibits) will be made available to stockholders without charge upon written request to the Vice President, Investor Relations, The Reader's Digest Association, Inc., Pleasantville, NY 10570-7000.


                                  By   Order  of  the  Board   of
                                  Directors:




                                  CONNIE K. BECK
                                  Connie K. Beck
                                  Vice President, Corporate
                                  Secretary and Associate General
                                  Counsel

September 28, 1994















             Map of route to Sheraton Stamford Hotel












                     Sheraton Stamford Hotel
                    One First Stamford Place
                  Stamford, Connecticut  06902
                          203-967-2222


From Manhattan, Southern Connecticut and Westchester:  Follow New
England Thruway (I-95) North to Exit 7 (Greenwich Avenue). At end of ramp turn right, then make another quick, sharp right into First Stamford Place. Hotel is at the end of road.

From Northern Connecticut on New England Thruway: Follow I-95 South to Stamford, Exit 6 (West Avenue). At the end of the ramp, turn left at the light. Go under the I-95 overpass. Go to the next light and turn left onto the entrance ramp of I-95 North.
Go to the next exit which is Exit 7 (Greenwich Avenue). At the end of the ramp turn right, then make another quick, sharp right turn into First Stamford Place. Hotel is at the end of the road.

From Northern or Southern Connecticut on the Merritt Parkway:
Follow Merritt Parkway to Exit 34 (Long Ridge Road, Rte. 104). At the end of the exit ramp take Rte. 104 South for 2-1/4 miles. At a very large merging intersection turn right onto Rte. 137 (Cold Spring Road). Bear left onto Washington Boulevard. Continue on Rte. 137 straight to Tresser Boulevard intersection. Turn right onto Tresser Boulevard (Rte. 1). Then take second left onto Greenwich Avenue. Go straight, under I-95 overpass. Turn right at second set of lights into First Stamford Place. Hotel is at end of road.

Reader's Digest and the Pegasus logo are registered trademarks of
              The Reader's Digest Association, Inc.

                         [Logo]        Printed on recycled paper.

                                                       Appendix 1

              THE READER'S DIGEST ASSOCIATION, INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The  undersigned hereby appoints each of CONNIE K.  BECK  AND
ANTHONY W. RUGGIERO as attorney and proxy, with power of substitution, to represent the undersigned and vote as designated below all the shares of Class B Voting Common Stock that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of THE READER'S DIGEST ASSOCIATION, INC. to be held November 11, 1994, and at any adjournments thereof, with all powers the undersigned would possess if personally present, on the proposals described in the Notice of Meeting and Proxy Statement of the Board of Directors and in accordance with their discretion of the Board of Directors on any other business that may come before the meeting.

    Please mark, date and sign your name exactly as it appears on this proxy card and return this proxy card in the enclosed envelope. For shares registered jointly, each joint owner should sign. Persons signing in a representative capacity (e.g., attorney, executor, administrator, trustee, guardian, etc.) or as an officer of a corporation should indicate their capacity, title or office.

          THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
      PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

                                                              Please
                                                        [X]  mark your
                                                             votes as
                                                               this

                CLASS B COMMON

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, and 4.


                                                       WITHHELD
1 ELECTION OF DIRECTORS                  FOR            FOR ALL
  Nominees:  George V. Grune,            [ ]              [ ]
  James P. Schadt, Melvin R. Laird,
  William G. Bowen, Lynne V. Cheney,
  M. Christine DeVita, James E. Preston,
  Robert G. Schwartz, Walter V. Shipley,
  C.J. Silas


WITHHELD FOR: (Write that nominee's name in the space provided below).




2 APPROVAL OF 1994                  FOR    AGAINST   ABSTAIN
  KEY EMPLOYEE LONG                 [ ]      [ ]      [  ]
  TERM INCENTIVE PLAN

3 APPROVAL OF MATERIAL              [ ]      [ ]      [  ]
  TERMS OF PERFORMANCE
  UNIT GOALS

4 APPROVAL OF AMENDED               [ ]      [ ]      [  ]
  EMPLOYEE STOCK
  PURCHASE PLAN


Receipt is hereby acknowledged of The Reader's Digest
Association, Inc. Notice of Meeting and Proxy Statement.


   Signature(s)                                                 Date
   NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                       Appendix 2

        THE READER'S DIGEST EMPLOYEES PROFIT-SHARING PLAN
              THE READER'S DIGEST ASSOCIATION, INC.

CONFIDENTIAL VOTING DIRECTION TO THE TRUSTEE, SOLICITED ON BEHALF
                    OF THE BOARD OF DIRECTORS

    I hereby direct State Street Bank and Trust Company, as Trustee under The Reader's Digest Employee Profit-Sharing Plan, to vote as directed on the reverse side my proportionate interest in the shares of Class B Voting Common Stock of THE READER'S DIGEST ASSOCIATION, INC. held in the Stock Fund under that Plan at the Annual Meeting of Stockholders of THE READER'S DIGEST ASSOCIATION, INC. to be held November 11, 1994, and at any adjournments thereof, on the proposals described in the Notice of Meeting and Proxy Statement of the Board of Directors.
          (Please note any change of address below.)


Proportionate interest in shares-
shares of
a total of 1,515,159 shares of
Class B Voting Common Stock
in the Stock Fund

     To be completed, signed and dated on the reverse side.


                                                              Please
                                                        [X]  mark your
                                                             votes as
                                                               this

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, and 4.


                                                       WITHHELD
1 ELECTION OF DIRECTORS                  FOR            FOR ALL
  Nominees:  George V. Grune,            [ ]              [ ]
  James P. Schadt, Melvin R. Laird,
  William G. Bowen, Lynne V. Cheney,
  M. Christine DeVita, James E. Preston,
  Robert G. Schwartz, Walter V. Shipley,
  C.J. Silas


WITHHELD FOR: (Write that nominee's name in the space provided below).




2 APPROVAL OF 1994                  FOR    AGAINST   ABSTAIN
  KEY EMPLOYEE LONG                 [ ]      [ ]      [  ]
  TERM INCENTIVE PLAN

3 APPROVAL OF MATERIAL              [ ]      [ ]      [  ]
  TERMS OF PERFORMANCE
  UNIT GOALS

4 APPROVAL OF AMENDED               [ ]      [ ]      [  ]
  EMPLOYEE STOCK
  PURCHASE PLAN


The Trustee will vote your proportionate interest in the shares of Class B Voting Common Stock in the Stock Fund as you direct. IF YOU SIGN BELOW, BUT DO NOT GIVE ANY INSTRUCTIONS, THE TRUSTEE WILL VOTE YOUR PROPORTIONATE INTEREST IN THOSE SHARES 'FOR' THE PROPOSALS LISTED HEREIN.


                                               Dated:              ,1994
          Signature of Participant
          (Please date, and sign exactly as your name is printed hereon.)

                                                     Appendix 3

              THE READER'S DIGEST ASSOCIATION, INC.



           1994 KEY EMPLOYEE LONG TERM INCENTIVE PLAN


                            ARTICLE I
                             Purpose

    The purpose of this 1994 Key Employee Long Term Incentive Plan (the "Plan") is to enable The Reader's Digest Association, Inc. (the "Company") to offer key employees of  the  Company and Designated Subsidiaries  (defined
below) performance-based stock incentives and other equity interests in the Company and other incentive awards, thereby attracting, retaining and rewarding such key employees, and strengthening the mutuality of interests between key employees and the Company's shareholders.


                           ARTICLE II
                           Definitions

   For purposes of this Plan, the following terms shall have the following meanings:

   2.1 "Award" shall mean any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock,
Performance Shares, Performance Units or  Other
Stock-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

  2.2   "Board" shall mean the Board of Directors of the Company.

  2.3  "Change in Control" shall have the meaning set forth in Article 12.

  2.4  "Code" shall mean the Internal Revenue Code of 1986, as amended.

  2.5 "Committee" shall mean a committee of the Board appointed from time to time by the Board consisting of three or more Directors, none of whom shall be eligible to receive any Award pursuant to this Plan.

  2.6 "Common Stock" means the Class A non-voting Common Stock, $.01 par value per share, of the Company.

  2.7 "Designated Subsidiary" shall mean one of such subsidiaries of the Company, 80 percent or more of the voting capital stock of which is owned, directly or indirectly, by the Company, which are designated from time to time by the Board.

  2.8 "Disability" shall mean Total Disability as defined in the Company's Long Term Disability Plan.

  2.9 "Eligible employees" shall mean the employees of the Company and the Designated Subsidiaries who are eligible pursuant to Article 5 to be granted Awards under this Plan.

  2.10  "Fair  Market  Value"   for purposes  of  this  Plan,
unless  otherwise  required   by   any applicable  provision  of
the Code or any regulations issued thereunder, shall mean, as of any date, the mean between the high and low sales prices on the applicable date, or if no sales price is available for such date, the mean between the closing bid and asked prices for such date, of a share of Common Stock (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not readily tradeable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set by the Board on the advice of an investment advisor in good faith.

  2.11 "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive
Stock Option" within the meaning  of Section 422A of the Code.

  2.12 "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

  2.13  "Other  Stock-Based  Award" shall mean an Award under
Article 11 of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

  2.14 "Participant" shall mean an employee to whom an Award has been made pursuant to this Plan.

  2.15 "Performance Cycle" shall have the meaning set forth in
Section 10.1.

  2.16  "Performance  Period" shall have the meaning set forth in
Section 9.1.

  2.17 "Performance Share" shall mean an Award made pursuant to
Article 9 of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

  2.18 "Performance Unit" shall mean an Award made pursuant to
Article 10 of this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both.

  2.19 "Reference Stock Option" shall have the meaning set forth in Section 7.1.

  2.20 "Restricted Stock" shall mean an Award of shares of Common Stock under this Plan that is subject to restrictions under Article 8.

  2.21 "Restriction Period" shall have the meaning set forth in Subsection 8.3(a).

  2.22 "Retirement" shall mean termination of employment by an employee who is a least 55 years of age after at least 5 years of employment by the Company and/or a Designated Subsidiary.

  2.23 "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article 7. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount equal to the difference between (x) the Fair Market Value of a share of Common Stock as of the date such Right is exercised, and (y) the Fair Market Value of a share of Common Stock as of the date such Right is awarded, otherwise than on surrender of a Stock Option.

   2.24 "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock (including Restricted Stock and Performance Shares, if the Committee so determines) granted pursuant to Article 6.

   2.25 "Termination of employment" shall mean a termination of service for reasons other than military or personal leave of absence granted by the Company or a transfer of a Participant from the Company or a Designated Subsidiary to another Designated Subsidiary or to the Company or to any affiliate as defined in Section 414 of the Code.

   2.26   "Transfer"   shall   mean anticipate,  alienate,  attach,
sell, assign,  pledge,  encumber, charge or otherwise transfer.

   2.27 "Withholding Election" shall have the meaning set forth in Section 15.4.


                           ARTICLE III
                         Administration

   3.1 The Committee. The Plan shall be administered and interpreted by the Committee.

   3.2   Awards.  The Committee shall have full authority to grant,
pursuant to the terms of this Plan, to   eligible   employees:
(i)  Stock   Options,   (ii)   Stock Appreciation  Rights,
(iii) Restricted Stock, (iv) Performance Shares, (v) Performance Units, and (vi) Other Stock-Based Awards. In particular, the Committee shall have the authority:

     (a) to select the eligible employees to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units and Other Stock-Based Awards may from time to time be granted hereunder;

     (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units and Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible employees;

     (c) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

     (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the share price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

     (e) to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

     (f)  to  determine  whether and under what  circumstances  a
          Stock  Option  may  be settled in cash,  Common  Stock,
          Performance   Shares  and/or  Restricted  Stock   under
          Subsection 6.4(k); and

     (g) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant.

   3.3    Guidelines.   Subject   to Article  13  hereof, the
Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant's consent.

   3.4    Decisions   Final.  Any decision, interpretation or
other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

   3.5   Reliance  on  Counsel.   The Company or the Committee
may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.


                           ARTICLE IV
                        Share Limitation

   4.1 Shares. The maximum aggregate number of shares of Common Stock which may be issued under this Plan or with respect to which Non-Tandem Stock Appreciation Rights may be granted shall not exceed 6,000,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or outstanding Common Stock reacquired by  the Company.  No more  than  10%  of  such maximum
shall be issued under this Plan as Restricted Stock.   If
any Option granted under this Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, or payment shall have been made in other than Common Stock, the number of unpurchased shares shall again be available for the purposes of the Plan; provided, however, that if such expired, terminated or cancelled Option shall have been issued in tandem with a Stock Appreciation Right or other Award, none of such unpurchased shares shall again become available for purposes of this Plan to the extent that the related Right or Award granted under this Plan is exercised. Further, if any shares of Common Stock granted hereunder are forfeited or such Award otherwise terminates without the delivery of such shares upon the lapse of restrictions, the shares subject to such grant, to the extent of such forfeiture or termination, shall again be available under this Plan.

   4.2 Changes. In the event of any change in the capital stock of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock of capital stock other than
Common Stock, reclassification of its capital stock, issuance of warrants or options to purchase any Common Stock or securities convertible into Common Stock, or rights offering to purchase capital stock at a price below fair market value, or any similar change affecting the capital stock of the Company; then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares subject to outstanding Options granted under this Plan and the purchase price thereof, and the number and kind of shares subject to other outstanding Awards (including but not limited to Awards of
Restricted Stock, Performance Shares and Other Stock-Based Awards) granted under this Plan, shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. Any such adjusted Option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

   4.3 Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall be issued for a consideration which shall not be less than par value.


                            ARTICLE V
                           Eligibility

   5.1 Senior officers, senior management and key employees of the Company and its Designated Subsidiaries and members of the Executive Committee of the Company's Board of Directors are eligible to be granted Options and other
Awards under this Plan. Eligibility under this Plan shall be determined by the Committee.


                           ARTICLE VI
                          Stock Options

   6.1 Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock
Option granted under this Plan shall be one  of two types:
(i) an Incentive Stock Option or (ii) a Non-Qualified Stock Option.

   6.2 Grants. The Committee shall have the authority to grant to any Participant one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that no Participant shall be granted
Stock Options or Non-Tandem Stock Appreciation Rights,  or
both, with respect to a total of more  than  500,000
shares of Common Stock during any fiscal year of the Company. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

   6.3    Incentive  Stock  Options.  Anything in the Plan to the
contrary notwithstanding, no term  of this   Plan  relating  to
Incentive  Stock  Options   shall   be interpreted,  amended  or
altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422A of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422A.

   6.4   Terms  of Options.   Options granted  under this Plan
shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plans, as the Committee shall deem desirable:

     (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Common Stock at grant if the Stock Option is intended to be an Incentive Stock Option and shall not be less than 85% of the Fair Market Value of the Common Stock at grant if the Stock Option is intended to be a Non-Qualified Stock Option.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted, and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date the Option is granted.

     (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that, except as provided in subsections (f), (g) and (h) below and Article 3, unless otherwise determined by the Committee at grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion.

     (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock (other than Restricted Stock) owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or Restricted Stock, or by reduction in the number of shares issuable upon such exercise based, in each case, on the Fair Market Value of the Stock on the payment date as determined by the Committee (without regard to any forfeiture restrictions applicable to Restricted Stock). No shares of Stock shall be issued until payment, as provided herein, therefor has been made. A Participant shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid for such shares as provided herein, and, if requested, has given the representation described in Section 15.1. Notwithstanding the foregoing, if payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, and during the remainder of the Restriction Period, applicable to the shares of Restricted Stock surrendered therefor.

     (e) Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant.

     (f) Termination by Death. Subject to subsection (j) below, if a Participant's employment by the Company or a Designated Subsidiary terminates by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the legal representative of the estate, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (g) Termination by Reason of Disability. Subject to subsection (j) below, if a Participant's employment by the Company or a Designated Subsidiary terminates by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the
          Committee at grant, shall be fully vested and may thereafter be exercised by the Participant for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the Participant dies within such three-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (h) Termination by Reason of Retirement. Subject to subsection (j), if a Participant's employment by the Company or a Designated Subsidiary terminates by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the
          Committee at grant, shall be fully vested and may thereafter be exercised by the Participant for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the Participant dies within such three-year period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (i) Other Termination. Unless otherwise determined by the Committee at or after grant, if a Participant's employment by the Company or a Designated Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent it was exercisable immediately preceding such termination, for the lesser of three months or the balance of such Stock Option's term if the Participant is involuntarily terminated by the Company or the Designated Subsidiary without cause.

     (j) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 425 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

          To the extent (if any) permitted under Section 422A of the Code, or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement, if (i) a Participant's employment with the Company or a Designated Subsidiary is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under subsections (f), (g) or (h) above, computed without regard to the $100,000 limitation currently contained in Section 422A(d) of the Code, is greater than the portion of such Stock Option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422A, such excess shall be treated as a Non-Qualified Stock Option. If the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422A(d) of the Code shall be treated as a Non-Qualified Stock Option.

          Should any of the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

     (k) Buyout and Settlement Provisions. The Committee may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

          In addition, if the Option agreement so provides at grant or is amended (with the Participant's consent) after grant and prior to exercise to so provide, the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Performance Shares or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Performance Shares or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

                           ARTICLE VII
                    Stock Appreciation Rights

      7.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

      7.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

     (a) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

     (b) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article 6 and this Article 7; provided, however, that any Tandem Stock Appreciation Right granted subsequent to the grant of the Reference Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the Participant prior to the expiration of the six-month period.

     (c) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

     (d) Payment. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

     (e) Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Subsection 6.4(e) of the Plan.

     (f) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article 4 of the Plan on the number of shares of Common Stock to be issued under the Plan.

     7.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan; provided, however, that no Participant shall be granted Stock Options or Non-Tandem Stock Appreciation Rights, or both, with respect to a total of more than 500,000 shares of Common Stock during any fiscal year of the Company.

      7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

     (a)  Term.   The  term of each Non-Tandem Stock Appreciation
          Right shall be fixed by the Committee, but shall not be greater than ten years and one day after the date the Right is granted.

     (b) Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that any Right shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the Participant prior to expiration of this six-month period. If the Committee provides, in its discretion, that any such Right is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion.

     (c) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Rights to be exercised.

     (d) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each Right exercised, up to, but no more than, an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the Right is exercised over the Fair Market Value of one share of Common Stock on the date the Right was awarded to the Participant, with the Committee having the right to determine the form of payment.

     (e) Non-Transferability. No Non-Tandem Stock Appreciation Right shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such Rights shall be exercisable, during the Participant's lifetime, only by the Participant.

     (f) Termination by Death. If a Participant's employment by the Company or a Designated Subsidiary terminates by reason of death, any Non-Tandem Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the legal representative of the estate, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Right, whichever period is the shorter.

     (g) Termination by Reason of Disability or Retirement. If a Participant's employment by the Company or a Designated Subsidiary terminates by reason of Disability or Retirement, any Non-Tandem Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the Participant for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Right, whichever period is the shorter; provided, however, that, if the Participant dies within such three-year period (or such other period as the Committee shall specify at grant), any unexercised Non-Tandem Stock Appreciation Right held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Right, whichever period is the shorter.

     (h) Other Termination. Unless otherwise determined by the Committee at or after grant, if a Participant's employment by the Company or a Designated Subsidiary terminates for any reason other than death, Disability or Retirement, the Non-Tandem Stock Appreciation Right shall thereupon terminate, except that such Right may be exercised, to the extent it was exercisable immediately preceding such termination, for the lesser of three months or the balance of the stated term of such Right if the Participant is involuntarily terminated by the Company or the Designated Subsidiary without cause.

      7.5 Cash Settlements of Tandem and Non-Tandem Stock Appreciation Rights. A Participant required to file reports under Section 16(a) of the Securities Exchange Act of 1934 with respect to securities of the Company may receive cash in complete or partial settlement of a Tandem or Non-Tandem Stock Appreciation Right only if any election by such Participant to receive cash in full or partial settlement of the Stock Appreciation Right, as well as any exercise by him of his Stock Appreciation Right for such cash, is made (i) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (ii) during any other period in which such election or exercise may be made under the provisions of Rule 16b-3 promulgated pursuant to the Act.


                          ARTICLE VIII
                        Restricted Stock

     8.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

      The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

      8.2 Awards and Certificates. The prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

     (a) Purchase Price. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be less than their par value and may be zero.

     (b) Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

     (c) Legend. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

          "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The Reader's Digest Association, Inc. (the "Company") 1994 Key Employee Long Term Incentive Plan and an Agreement entered into between the registered owner and the
          Company  dated                 .  Copies of  such  Plan
          and Agreement are on file at the principal office of the Company."

     (d) Custody. The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

      8.3  Restrictions and Conditions.  The shares of Restricted
Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

     (a) Restriction Period. Subject to the provisions of this Plan and the Award agreement, during a period set by the Committee commencing with the date of such Award (the "Restriction Period"), the Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine in its sole discretion.

     (b) Rights as Shareholder. Except as provided in this subsection (b) and subsection (a) above, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including the right to receive any dividends. The Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of dividends to be deferred.

     (c) Termination of Employment. Subject to the applicable provisions of the Award agreement and this Plan, upon termination of a Participant's employment with the Company or a Designated Subsidiary for any reason during the Restriction Period, all Restricted Shares still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

     (d) Hardship. In the event of hardship or other special circumstances of a Participant whose employment with the Company or a Designated Subsidiary is involuntarily terminated (other than for cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

     (e) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant.


                           ARTICLE IX
                       Performance Shares

     9.1 Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the period (the "Performance Period") during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

           The  Committee may condition the grant of  Performance
Shares upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

      9.2 Terms and Conditions. Performance Shares awarded pursuant to this Article 9 shall be subject to the following terms and conditions:

     (a)  Non-Transferability.    Subject   to   the   applicable
          provisions of the Award agreement and this Plan, Performance Share Awards may not be Transferred during the Performance Period.

     (b) Dividends. Unless otherwise determined by the Committee at the time of Award, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share Award will not be paid to the Participant.

     (c) Payment. Subject to the provisions of the Award agreement and this Plan, at the expiration of the Performance Period, share certificates and/or cash of an equivalent value (as the Committee may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in a number equal to the vested shares covered by the Performance Share Award.

     (d) Termination of Employment. Subject to the applicable provisions of the Award agreement and this Plan, upon termination of a Participant's employment with the Company or a Designated Subsidiary for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

     (e) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

     (f) Hardship. In the event of hardship or other special circumstances of a Participant whose employment with the Company or a Designated Subsidiary is involuntarily terminated (other than for cause), the Committee may, in its sole discretion, based on such factors as the Committee may deem appropriate, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the Participant's Performance Shares.


                            ARTICLE X
                        Performance Units

      10.1 Award of Performance Units. Performance Units may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any person, the duration of the period (the "Performance Cycle") during which, and the conditions under which, a Participant's right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Units, and the other terms and conditions of the Award in addition to those set forth in Section 10.2.

     A Performance Unit shall have a fixed dollar value.

     The Committee may condition the vesting of Performance Units upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

      10.2 Terms and Conditions. The Performance Units awarded pursuant to this Article 10 shall be subject to the following terms and conditions:

     (a)  Non-Transferability.    Subject   to   the   applicable
          provisions of the Award agreement and this Plan, Performance Unit Awards may not be Transferred.

     (b) Vesting. At the expiration of the Performance Cycle, the Committee shall determine the extent to which the performance goals have been achieved, and the percentage of the Performance Units of each Participant that have vested.

     (c) Payment. Subject to the applicable provisions of the Award agreement and this Plan, at the expiration of the Performance Cycle, cash and/or share certificates of an equivalent value (as the Committee may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in payment of the vested Performance Units covered by the Performance Unit Award.

     (d) Termination of Employment. Subject to the applicable provisions of the Award agreement and this Plan, upon termination of a Participant's employment with the Company or a Designated Subsidiary for any reason during the Performance Cycle for a given Award, the Performance Units in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

     (e) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Unit Award and/or waive the deferral limitations for all or any part of such Award.

     (f) Hardship. In the event of hardship or other special circumstances of a Participant whose employment with the Company or a Designated Subsidiary is involuntarily terminated (other than for cause), the Committee may, in its sole discretion, based on such factors as the Committee may deem appropriate, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the Participant's Performance Units.


                           ARTICLE XI
                    Other Stock-Based Awards

      11.1 Other Awards. Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock ("Other Stock-Based Awards"), including, without limitation, Awards valued by reference to subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

           Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

      11.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article 11 shall be subject to the following terms and conditions:

     (a) Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this
          Article 11 may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

     (b)  Dividends.    Unless   otherwise  determined   by   the
          Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article 11 shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

     (c) Vesting. Any Award under this Article 11 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

     (d) Waiver of Limitation. In the event of the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in it sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article 11.

     (e)  Price.  Common Stock issued on a bonus basis under this
          Article 11 may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article 11 shall be priced as determined by the Committee.


                           ARTICLE XII
                  Change in Control Provisions

      12.1 Benefits. In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:

     (a) All outstanding Stock Options and Non-Tandem Stock Appreciation Rights of such Participant granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. In its sole discretion, the Committee may provide for the purchase of any such Stock Options by the Company or Designated Subsidiary for an amount of cash equal to the excess of the Change in Control price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 12.1, Change in Control price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the 60-day period preceding a Change in Control.

     (b) All Performance Share Awards and Performance Unit Awards of such Participant granted prior to the Change in Control shall vest, at a minimum, as if the applicable Performance Period or Performance Cycle had ended upon such Change in Control and the determination of the extent to which any specified performance goals or targets had been achieved had been made at such time.

     (c) The restrictions to which any shares of Restricted Stock of such Participant granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control.

       Any determination by the Committee made pursuant to paragraph (a) of this Section 12.1 may be made as to all outstanding Awards or only as to certain outstanding Awards specified by the Committee and any such determination may be made prior to or after a Change in Control.

      12.2 Change in Control. A "Change in Control" shall be deemed to occur if (1) there shall be consummated any consolidation or merger of the Company with or into any other corporation, any corporate reorganization involving the Company, any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or any sale or other disposition of shares of capital stock of the Company, and (2) as a result of such consolidation, merger, reorganization, sale, lease, exchange or other disposition, (A) any person or group (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall have become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of a majority of the Company's outstanding voting stock, or (B) any person other than the Company shall be the beneficial owner of the assets of the Company as described above; provided, however, that the non-employee members of the Board immediately prior to such transaction may determine that a Change in Control for purposes of the Plan has not occurred where control is to be acquired by:
(i) an employee stock ownership plan of the Company; (ii) a group of persons who immediately prior to the transaction were officers and senior employees of the Company; (iii) an entity organized directly or indirectly by persons who immediately prior to the transaction were officers and senior employees of the Company and who upon consummation of the transaction will be officers and employees of the Company and of the acquiring entity, will have representation on the Board of Directors of the acquiring entity and will own at least 10% of the voting shares of the acquiring entity; (iv) an entity or entities that acquire shares of the Company in a corporate reorganization or restructuring that involves no substantial change in the effective beneficial ownership or control of the Company; (v) any one or more non-profit organizations designated by the Board of Directors pursuant to this Section 12.2(v) at least 12 months prior to the Change in Control; (vi) a person or persons who at the time of or prior to the transaction announce their intention to make no substantial change in the composition of the Board; provided, how ever, that if during the 24 months after a transaction referred to in this clause (vi) of Section 12.2, individuals who at the beginning of such period constituted the entire Board shall cease for any reason to constitute a majority thereof unless the election of each new director who was not a director at the beginning of such period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, a Change in Control shall be deemed to have occurred as of the date the composition of the Board is so changed.

      12.3 Limitation. In the event that any benefits to a Participant under this Plan, either alone or together with any other payments or benefits otherwise owed to the Participant by the Company or a Designated Subsidiary on or after a Change in Control would, in the Company's good faith opinion, be deemed under Section 280G of the Code, or any successor provision, to be parachute payments, the benefits under this Plan shall be reduced to the extent necessary in the Company's good faith opinion so that no portion of the benefits provided herein shall be considered excess parachute payments under Section 280G of the Code or any successor provision. The Company's good faith opinion shall be conclusive and binding upon the Participants.


                          ARTICLE XIII
              Termination or Amendment of the Plan

      13.1 Termination or Amendment. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article 15), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Options or other Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the holders of the Company's stock entitled to vote, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Section 4.2); (ii) change the definition of employees eligible to receive Stock Awards under this Plan; (iii) decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of grant for a Stock Option intended to be an Incentive Stock Option or to less than 85% of the Fair Market Value on the date of grant for a Stock Option intended to be a Non-Qualified Stock Option; or (iv) extend the maximum option period under Section 6.4 of the Plan.

           The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but, subject to Article 4 above, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options having higher option exercise prices than the new Stock Options being substituted therefor.


                           ARTICLE XIV
                          Unfunded Plan

      14.1 Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                           ARTICLE XV
                       General Provisions

       15.1 Legend. The Committee may require each person purchasing shares pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

           All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities exchange system upon whose system the Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      15.2 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

      15.3  No  Right to Employment.  Neither this Plan  nor  the grant of any Option or other Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any subsidiary, nor shall they be a limitation in any way on the right of the Company or any subsidiary by which an employee is employed to terminate his employment at any time.

     15.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

            The Committee may permit any such withholding obligation to be satisfied by reducing the number of shares of Common Stock otherwise deliverable. A person required to file reports under Section 16(a) of the Securities Exchange Act of 1934 with respect to securities of the Company may elect to have a sufficient number of shares of Common Stock withheld to fulfill such tax obligations (hereinafter a "Withholding Election") only if the election complies with such conditions as are necessary to prevent the withholding of such shares from being subject to
Section 16(b) of the Securities Exchange Act of 1934. To the extent necessary under then current law, such conditions shall include the following: (x) the Withholding Election shall be subject to the disapproval of the Committee and (y) the Withholding Election is made (i) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, (ii) six months before the Stock Award becomes taxable, or (iii) during any other period in which a Withholding Election may be made under the provisions of Rule 16b-3 promulgated pursuant to the Act. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

      15.5 No Assignment of Benefits. No Option, Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

     15.6 Listing and Other Conditions.

     (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Option or other Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

     (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes.

     (c)  Upon termination of any period of suspension under this
          Section 15.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

      15.7 Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

     15.8 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

      15.9 Liability. No member of the Board, no employee of the Company and no member of the Committee (nor the Committee itself) shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving his bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

      15.10   Other Benefits.  No Award payment
under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

      15.11   Costs.  The Company shall bear all
expenses incurred in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

      15.12   No  Right to Same Benefits.   The
provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.


                           ARTICLE XVI
                     Effective Date of Plan

      The Plan shall become effective upon the date specified by the Board in its resolution adopting the Plan, subject to the approval of the Plan by the holders of a majority of the capital stock of the Company entitled to vote thereon within one year after the Plan is adopted. Any grants of Awards hereunder prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by shareholders.


                          ARTICLE XVII
                          Term of Plan

     No Stock Option, Stock Appreciation Right, Restricted Stock, Performance Shares, Performance Unit or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of shareholder approval but Awards granted prior to such tenth anniversary may extend beyond that date.


                          ARTICLE XVIII
                          Name of Plan

       This   Plan  shall  be  known  as  "The  Reader's   Digest
Association, Inc. 1994 Key Employee Long Term Incentive Plan."


                                                       Appendix 4

              THE READER'S DIGEST ASSOCIATION, INC.

                 ______________________________

                  EMPLOYEE STOCK PURCHASE PLAN
         (Amendment and Restatement as of July 8, 1994)
                 ______________________________



   1.  PURPOSE.

    The Employee Stock Purchase Plan (the "Plan") of The Reader's Digest Association, Inc. (the "Company") is designed to provide an opportunity for the employees of the Company and its Designated Subsidiaries (defined below) to purchase shares of the Company's nonvoting common stock, $.01 par value per share ("Common Stock") through voluntary automatic payroll deductions and to encourage such employees to continue in the employ of and to exert their best efforts on behalf of the Company and such subsidiaries. The Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

   2.  CERTAIN TERMS.

        (a) This Plan shall be administered and interpreted by a committee appointed by the Board of Directors of the Company (the
"Board") as set forth in Section 12 (the "Committee").

       (b) "Designated Subsidiaries" shall mean such subsidiaries of the Company, 80 percent or more of the total combined voting power of all classes of stock of which is owned, directly or indirectly, by the Company, which are designated from time to time by the Board or the Committee.

        (c) "Offering" shall mean an offering of shares of Common
Stock ("Shares") for purchase hereunder.

        (d) "Purchase Period" shall mean a period of up to six months during which payroll deductions are to be made pursuant to the Plan. Unless otherwise provided by the Committee, Purchase Periods shall commence on January 1 and July 1 and shall be six months in duration.

        (e) "Gross Payroll Amount" shall mean the gross amount of pay an employee would receive at each regular pay period before the deduction of withholding, FICA, medical and dental premiums, medical reimbursement accounts, amount contributed to a trust pursuant to a qualified cash or deferred compensation arrangement under Section 401(k) of the Code, and all other amounts to be withheld, including deductions under this Plan, but after the deduction of amounts withheld pursuant to deferred compensation arrangements.

        (f) An "Enrollment Period" shall mean the period of ten business days beginning before the first day of a Purchase
Period.

   3.  OFFERING UNDER THE PLAN; ELECTION TO PURCHASE.

        (a) In each instance, the Committee shall determine whether or not there will be an Offering. If the Committee shall decide that there shall be an Offering, the Committee shall, in advance of the Offering, determine: (i) the first and last days of the Offering and the Purchase Period, (ii) the aggregate number of Shares to be offered in a Purchase Period, (iii) the maximum percentage of an employee's Gross Payroll Amount that he may elect for payroll deductions described in Section 8, and (iv) the maximum number, if any, of Shares which any employee may purchase in any Purchase Period during such Offering; and shall give each eligible employee written notice of such determinations prior to the commencement of the Enrollment Period.

        (b) Each eligible employee may elect to buy Shares in any Purchase Period by completing, signing and delivering to the Company, an Election and Authorization form in the form prescribed by the Company prior to the commencement of the Purchase Period which:

            (i)  specifies  the percentage of his  Gross  Payroll
Amount (not in excess of the maximum set by the Committee) he elects to have deducted and applied to purchase Shares hereunder;

           (ii) authorizes the Company to make (or receive from a Designated Subsidiary) the specified periodic payroll deductions from his compensation during such Purchase Period or until such earlier date as (x) he shall cancel or (if permitted by the Committee) modify his authorization by filing an executed cancellation or modification (in the time and form prescribed by the Company) with the Company, (y) he shall have purchased the maximum number of Shares he is entitled to purchase in the Purchase Period, or (z) he shall have terminated employment with the Company or Designated Subsidiary for purposes of Section 8 of this Plan; and

            (iii) specifies the exact name in which Shares purchased by him in the Purchase Period are to be issued, which shall be the full legal name of the employee.

        (c) Each eligible employee who elects to participate in the Plan during any Enrollment Period shall remain enrolled in the Plan and shall continue to participate in each successive Offering until the employee's authorization is cancelled or the employee ceases to be eligible to participate in the Plan.

   4.  ELIGIBLE EMPLOYEES.

    All regular, full-time employees of the Company and of the Designated Subsidiaries at the commencement of a Purchase Period shall be eligible employees under this Plan with respect to such Purchase Period, except:

        (a)  employees  who at the commencement of  the  Purchase
Period  have  been  employed  by  the  Company  or  a  Designated
Subsidiary for less than 30 days;

       (b) employees whose customary employment by the Company or a Designated Subsidiary at the commencement of a Purchase Period is 20 hours or less per week;

       (c) employees whose customary employment by the Company or a Designated Subsidiary at the commencement of a Purchase Period is for not more than five months in any calendar year; and

        (d) any employee who, as of the first day of a Purchase Period, would own stock or hold outstanding options to purchase stock, possessing in the aggregate (as determined under Sections 423 and 424 of the Code) five percent or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary.

   5.  NUMBER OF SHARES PURCHASABLE.

        (a) The maximum number of Shares that may be purchased by any eligible employee during a Purchase Period shall be determined by the Committee in its sole discretion. Such limitation shall be expressed both as a maximum percentage of an eligible employee's Gross Payroll Amount that may be deducted and applied to the purchase of Shares hereunder (which percentage shall be uniform as to all eligible employees), and a maximum number of Shares that may be purchased by an eligible employee hereunder. An eligible employee may elect to purchase all or any part of such maximum number of Shares by so indicating in such employee's Election and Authorization form.

        (b) The amount of any payroll deduction made pursuant  to
Section 8, or of any payment to be made hereunder to an employee or his legal representative, in a currency other than United States dollars shall be converted to or from United States dollars, as the case may be, based on the exchange rate in effect on the date the Company receives such deduction or makes such payment, respectively. The Committee shall determine the applicable exchange rate by any reasonable method, which may be based on the exchange rate actually available to the Company in the ordinary course of business on the date of such conversion.

        (c) If at any time during a Purchase Period the number of Shares which all eligible employees have duly elected to purchase through authorized payroll deductions but which have not yet been purchased (the "aggregate Shares elected") would cause the aggregate number of Shares to be acquired in the Purchase Period to exceed the number of Shares designated by the Committee as available for purchase in such Purchase Period, the Shares which may thereafter be purchased by each employee shall be reduced from the number so elected on a pro rata basis in the proportion that the number of Shares so elected by each such employee bears to the aggregate number of Shares elected by all such employees. The reductions shall be determined by the Committee by any reasonable method such that the aggregate number of Shares sold in the Purchase Period shall be not more than and as nearly equal as possible to the number of Shares originally designated by the Committee as available for purchase in such Purchase Period. No fractional Shares may be purchased unless the Committee otherwise provides.

        (d) Notwithstanding any other provision of this Plan, no employee shall be entitled to purchase Shares in any Purchase Period to the extent such purchase would permit such employee to accrue (as determined under Section 423 of the Code) the right to purchase under this Plan and under all other employee stock purchase plans of the Company and its subsidiaries, the right or option to so purchase at a rate which exceeds $25,000 of fair market value of such stock, determined at the time such right or option is granted, for any calendar year in which such right or option is outstanding at any time.

   6.  SHARES SUBJECT TO THE PLAN.

    The Shares which may be offered under this Plan may be authorized and issued Common Stock, authorized and unissued Common Stock or Common Stock reacquired by the Company and held in its treasury. The maximum aggregate number of shares of Common Stock which may be made available by the Committee for purchase and issued under this Plan is 1,650,000, subject to any increase or decrease pursuant to Section 11. All Shares offered in any Offering which for any reason are not purchased shall be included in the Shares available for subsequent Offerings.

   7.  PRICE.

    The price at which Shares may be purchased in any Purchase Period shall be 85% of the lower of the fair market value of the Common Stock on the first day of the Purchase Period and the last day of the Purchase Period on which the Common Stock is traded
(or if the Common Stock is not listed for trading, on the last business day of the Purchase Period) or such greater percentage as determined by the Committee with the approval of the Board. As used in this Section 7, "fair market value" shall mean the mean between the high and low sales prices on the applicable date, or if no sales price is available for such date, the mean between the closing bid and asked prices for such date, of a Share of Common Stock (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchanges, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not readily tradeable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its fair market value shall be set by the Board on the advice of an investment advisor in good faith.

   8.  PAYROLL   DEDUCTIONS;  PURCHASE  OF  SHARES;   RIGHTS   OF
       CANCELLATION;  RIGHTS  ON  TERMINATION  OF  EMPLOYMENT  OR
       DEATH.

        (a) Except as otherwise provided herein, Shares purchased under this Plan shall be paid for primarily by payroll deductions during the Purchase Period. All funds received under this Plan, either through payroll deductions or cash deposits, shall be applied to the purchase of Common Stock hereunder as of the last day of a Purchase Period on which the Common Stock is traded, or if the Common Stock is not listed for trading, on the last business day of a Purchase Period. Such Shares shall be allocated to the accounts of individual employees as soon as practicable after the purchase.

        (b) Each employee may cancel his election to purchase additional Shares through payroll deductions in any Purchase Period under this Plan by giving ten business days prior written notice of cancellation to the Company on the form prescribed by the Company. In such case, no further amounts shall be withheld for the account of such employee through payroll deductions in respect of such Purchase Period (but such employee shall not be precluded from participating in a subsequent Purchase Period by reason of such revocation). Any amount theretofore deducted under this Plan for such employee's account and not yet applied to the purchase of Shares shall not be paid to the employee but shall be applied to the purchase of Common Stock in accordance with the otherwise applicable provisions of the Plan.

        (c) If the employment with the Company or any Designated Subsidiary of any eligible employee who has delivered a completed and duly executed Election and Authorization form for any Purchase Period (an "electing employee") shall terminate prior to the end of such Purchase Period because of his retirement or death, or because the subsidiary with which he is employed ceases to be a Designated Subsidiary during such Purchase Period, then:
(i) all further payroll deductions hereunder shall cease, (ii) amounts theretofore deducted under the Plan for his account shall be applied to purchase Shares in accordance with the otherwise applicable provisions of the Plan, and (iii) such employee or, in the case of the death of an employee, his legal representative, may purchase the number of Shares the employee had elected and would have been eligible to purchase in such Purchase Period and which had not yet been purchased by making a lump sum cash payment in United States dollars to the Company prior to the expiration of the Purchase Period. The amount of such lump sum cash payment shall be an amount which, when added to the amounts, if any, deducted prior to the employee's retirement or death for the purchase of Common Stock in such Purchase Period and not yet applied to the purchase of Shares, will be sufficient to cover the purchase price of such number of Shares and such amount shall be accompanied by a purchase authorization in the form designated by the Company. For purposes of this Plan, "retirement" shall mean termination of employment by an employee who is at least 55 years of age after at least five years of employment by the Company and/or a Designated Subsidiary. If the full time regular employment of any eligible employee with the Company or a Designated Subsidiary shall terminate prior to the end of a Purchase Period for any other reason, then the electing employee shall be deemed to have revoked his election to have payroll deductions made and applied to purchase Shares in the Purchase Period as of the date of such termination and the amount theretofore deducted under the Plan for his account and not applied to the purchase of Shares shall be paid to such employee as soon as practicable. The transfer of an eligible employee from the Company or a Designated Subsidiary to another Designated Subsidiary or to the Company or to any affiliate as defined in
Section 414 of the Code, shall not constitute a termination of employment under this Section 8.

       (d) No employee may modify the percentage of Gross Payroll Amount that he has elected to have deducted on the Election and Authorization form delivered to the Company unless pursuant to a revocation or cancellation hereunder, or unless the Committee otherwise provides as to all eligible employees.

   9.  ISSUE OF SHARES.

        (a) No employee shall have any rights as a stockholder with respect to any Shares which he may elect to purchase under the Plan prior to the date of purchase of such Shares for his account. A statement reflecting the allocation of Shares purchased under the Plan to individual employee accounts shall be delivered on a periodic basis to the employees. Upon the request of an employee, certificates representing Shares purchased under this Plan for the account of such employee shall be issued as soon as practicable and delivered to such employee. The cost of issuance of such Share certificates shall be borne by the requesting employee.

       (b) The Company shall not be required to issue, or deliver any certificates for, Shares of Common Stock prior to (i) the listing of such Shares on any stock exchange on which the Common Stock may then be listed; and (ii) the completion of any registration or qualification of such Shares under any federal or state securities or other law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

   10. ASSIGNABILITY.

    No assignment or transfer by an employee, former employee or his legal representative of any option, election to purchase Shares, or any other interest under this Plan will be recognized or of any force or effect; any purported assignment or transfer, whether voluntary or by operation of law (except by will or the laws of descent and distribution), shall have the effect of terminating such option, election to purchase or other interest. An employee's option and election to purchase shall be exercisable, during his lifetime, only by him. If an election to purchase is terminated by reason of the provisions of this
Section 10, the only right thereafter continuing shall be the right to have the amount of payroll deductions then credited to the employee's account which have not been applied to the purchase of Shares paid to the employee or his legal representative.

   11. ADJUSTMENTS IN EVENT OF CHANGE IN CAPITAL STOCK.

   In the event of any change in the capital stock of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock of capital stock other than Common Stock, reclassification of its capital stock, issuance of warrants or options to purchase any Common Stock or securities convertible into Common Stock, or rights offering to purchase capital stock at a price below fair market value other than pursuant to this Plan, or any similar change affecting the capital stock of the Company; then the aggregate number and kind of Shares or other securities which thereafter may be sold under the Plan and the number and kind of Shares or other securities which may be purchased under any outstanding Offering and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, eligible employees under the Plan and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company, Designated Subsidiaries and all employees and their respective heirs, executors, administrators, successors and assigns.

   12. ADMINISTRATION OF THE PLAN.

    The Committee shall be appointed from time to time by the Board and shall consist of three or more Directors, none of whom shall be eligible to participate in the Plan. The Committee shall have full authority to construe and interpret the terms and provisions of the Plan and each Offering hereunder, to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable, and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in the terms of any Offering hereunder, in the manner and to the extent it shall deem necessary to carry the Plan into effect. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company, Designated Subsidiaries and all employees and their respective heirs, executors, administrators, successors and assigns. Notwithstanding the foregoing, all employees participating in the Plan shall have the same rights and privileges under the Plan, except to the extent permitted by Section 423(b)(5) of the Code. No member of the Board, no employee of the Company and no member of the Committee (nor the Committee itself) shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving his bad faith, gross negligence or fraud, for anything done or omitted to be done by himself. The Company or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

   13. COMPLIANCE  WITH GOVERNMENT LAW AND REGULATIONS; GOVERNING
          LAW.

    This Plan, each Offering hereunder, and the obligation of the Company to sell and deliver Common Stock hereunder shall be subject  to  all  applicable Federal and state  laws,  rules  and regulations and to such approvals by any governmental or regulatory agency as may from time to time be required, by or of the country in which the Company and any Designated Subsidiary, as the case may be, is incorporated. The Board of Directors of the Company may make such changes in this Plan as may be necessary or desirable, in the opinion of the Board, to comply with the laws, rules and regulations of any governmental or regulatory authority, or to be eligible for tax benefits under the Code, or any other laws or regulations of any Federal, state, local or foreign government. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

   14. COMPANY'S PAYMENT OF EXPENSES RELATED TO THE PLAN.

    Except as otherwise specifically provided herein, the Company will bear all expenses incurred in administering this Plan, including any brokerage fees incurred upon the purchase of Shares.

   15. PLAN  AND  RIGHTS TO PURCHASE COMMON STOCK NOT  TO  CONFER
       RIGHT WITH RESPECT TO CONTINUANCE OF EMPLOYMENT.

    This Plan and any Offering or other rights to purchase Common Stock granted under this Plan shall not confer upon any employee any right with respect to continuance of employment by the Company or any subsidiary, nor shall they be a limitation in any way on the right of the Company or any subsidiary by which an employee is employed to terminate his employment at any time.

   16. WITHHOLDING OF TAXES.

   The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any Shares or the payment of any cash hereunder, payment by each eligible employee of, any taxes required by applicable law to be withheld.

   The Committee may permit any such withholding obligation to be satisfied by reducing the number of Shares otherwise deliverable. A person required to file reports under Section 16(a) of the Securities Exchange Act of 1934 with respect to securities of the Company may elect to have a sufficient number of Shares withheld to fulfill such tax obligations (hereinafter a "Withholding Election") only if the election complies with such conditions as are necessary to prevent the withholding of such Shares from being subject to Section 16(b) of the Securities Exchange Act of 1934. To the extent necessary under then current law, such conditions shall include the following: (x) the Withholding Election shall be subject to the disapproval of the Committee and
(y) the Withholding Election is made (i) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, (ii) six months before the Shares become taxable, or (iii) during any other period in which a Withholding Election may be made under the provisions of Rule 16b-3 promulgated pursuant to the Act. Any fraction of a Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the employee.

   17. GENERAL.

        (a) The Committee shall accumulate and hold for each employee's account any amounts deducted from his compensation pursuant to this Plan and amounts deposited as a lump sum payment and shall maintain book-entry accounts for each electing employee to account for payroll deductions made by the employee. Interest will not be credited or paid with respect to any account hereunder.

        (b) Unless the Committee otherwise provides, only full Shares may be purchased under this Plan. Fractions of shares may be maintained in employee accounts hereunder; however, no certificates for fractions of Shares shall be issued. Instead, the employee shall receive a cash payment in lieu thereof.

        (c) In the event of a termination of the Plan during a Purchase Period, all amounts credited to employee accounts hereunder which have not been applied to the purchase of Shares shall be refunded to the employees for whose accounts they are credited.

        (d) Payment for the purchase price of Shares hereunder shall be made in United States dollars.

   18. AMENDMENT OR DISCONTINUANCE.

    Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that any such amendment, suspension or termination may not, without the employee's consent, adversely affect any rights outstanding at the time of such amendment, suspension or termination to purchase Shares for the balance of a Purchase Period pursuant to any Offering hereunder. The Plan will terminate in any event when the Committee determines that all or substantially all of the Shares reserved for purposes of the Plan have been issued.

   19. CONSTRUCTION.

    Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. The titles to sections of this Plan are intended solely as a convenience and shall not be used as an aid in construction of any provisions thereof.

   20. NAME.

    This Plan shall be known as "The Reader's Digest Association,
Inc. Employee Stock Purchase Plan."

   21. EFFECTIVE DATE.

    The Plan originally became effective upon November 22, 1989 and was approved by the holders of a majority of the capital stock of the Company entitled to vote thereon on November 22, 1989. The effective date of the amended and restated Plan is July 8, 1994, subject to the approval of the Plan by the holders of a majority of the capital stock of the Company within one year after the amended and restated plan is adopted.